UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST

f/k/a

BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Report to Stockholders.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Baron Durable Advantage Fund

September 30, 2023

Baron Funds®

Baron Investment Funds Trust

Annual Financial Report

DEAR BARON INVESTMENT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund (the Funds) for the year ended September 30, 2023. The U.S. Securities and Exchange Commission (the SEC) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer November 22, 2023	Linda S. Martinson Chairman, President and Chief Operating Officer November 22, 2023	Peggy Wong Chief Financial Officer November 22, 2023

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has seven series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund. If you are interested in Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund series, please visit the Funds’ website at BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of Portfolios of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at sec.gov. Portfolios of Investments current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (BAMCO or the Adviser) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	16.80%	0.34%	6.06%	10.02%	10.98%
Baron Asset Fund — Institutional Shares[1,2,3]	17.10%	0.60%	6.33%	10.32%	11.09%
Baron Asset Fund — R6 Shares[1,2,3]	17.07%	0.59%	6.33%	10.31%	11.09%
Russell Midcap Growth Index[1]	17.47%	2.61%	6.97%	9.94%	9.86%	[4]
S&P 500 Index[1]	21.62%	10.15%	9.92%	11.91%	9.94%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell Midcap® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]	For the period June 30, 1987 to September 30, 2023.

September 30, 2023 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
Gartner, Inc.	9.1%
IDEXX Laboratories, Inc.	6.5%
Verisk Analytics, Inc.	5.1%
Mettler-Toledo International Inc.	4.5%
CoStar Group, Inc.	4.3%
Arch Capital Group Ltd.	4.0%
ANSYS, Inc.	3.8%
FactSet Research Systems Inc.	3.7%
Vail Resorts, Inc.	3.1%
Fair Isaac Corporation	3.0%

Total	47.2%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Asset Fund1 gained 16.80%, while the Russell Midcap Growth Index gained 17.47% and the S&P 500 Index gained 21.62%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline. The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Information Technology, Health Care, and Industrials contributed the most. Real Estate and Communication Services detracted.

Gartner, Inc. was the top contributor. Shares of this provider of syndicated research rose on solid financial results, with strength in its core subscription research and conferences businesses more than offsetting a decline in lead generation services. We believe Gartner will emerge as a key decision support resource for every company evaluating how AI could impact its business. We expect Gartner’s sustained revenue growth and focus on cost control to drive margin expansion and enhanced free-cash-flow generation. Its balance sheet is in excellent shape and can support aggressive repurchases and bolt-on acquisitions.

ZoomInfo Technologies Inc., a provider of go-to-market business intelligence software, was the top detractor. Shares fell after the company substantially cut full-year guidance, citing macro-related weakness. While we believe the environment is showing signs of stabilization, it is too early to say whether it is close to real improvement. Our research and conversations with management and industry experts suggest ZoomInfo remains competitively advantaged and has the best contact data, but the subsector faces uncertain macro conditions. We exited our position.

As long-term investors who have lived through multiple bear markets, downturns, and even recessions, we have learned not to try to predict the unpredictable. Instead, we focus on fundamentals: industry-leading companies benefiting from secular growth drivers, strong competitive positions, and exceptional management teams. We believe our companies will revert to historic growth rates and earnings will increase. Stocks should also revert to trading at appropriate multiples. We believe higher earnings and multiples will result in strong returns for the portfolio.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Growth Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	19.17%	6.15%	8.40%	10.00%	12.56%
Baron Growth Fund — Institutional Shares[1,2,3]	19.48%	6.42%	8.68%	10.28%	12.70%
Baron Growth Fund — R6 Shares[1,2,3]	19.48%	6.42%	8.68%	10.28%	12.70%
Russell 2000 Growth Index[1]	9.59%	1.09%	1.55%	6.72%	7.29%
S&P 500 Index[1]	21.62%	10.15%	9.92%	11.91%	10.14%

[1]

The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 2000® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2023 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
MSCI Inc.	10.4%
Arch Capital Group Ltd.	9.7%
FactSet Research Systems Inc.	7.0%
Gartner, Inc.	7.0%
Vail Resorts, Inc.	6.0%
Kinsale Capital Group, Inc.	5.6%
CoStar Group, Inc.	5.3%
Choice Hotels International, Inc.	4.9%
Iridium Communications Inc.	4.8%
ANSYS, Inc.	4.0%

Total	64.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Growth Fund1 increased 19.17%, while the Russell 2000 Growth Index increased 9.59% and the S&P 500 Index increased 21.62%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Financials, Information Technology, and Health Care contributed the most. Real Estate detracted.

Specialty insurance company Arch Capital Group Ltd. contributed the most to performance. Shares rose on four consecutive quarters of strong financial results, driven by favorable pricing trends in the P&C insurance market and investment income in a higher interest rate environment. Arch also benefited from inclusion in the S&P 500 Index, which prompted buying from passive funds. We continue to own the stock due to Arch’s strong management team and our expectation of strong growth in earnings and book value.

Alexandria Real Estate Equities, Inc. was the top detractor. Shares of this life sciences REIT fell due to broader weakness among REITS in the higher interest rate environment. Investor concerns that rent growth may slow due to moderating demand for space from certain industries, combined with an increase in new buildings with vacancies coming online, also pressured shares. We expect Alexandria’s portfolio to outperform the broader life science market given its differentiated cluster model and captive tenant base. We remain excited about Alexandria’s long-term prospects and view the current valuation as attractive.

We believe no one can accurately and consistently predict short-term market movements. Instead, we remain focused on identifying and researching well-managed unique businesses with significant barriers to entry and compelling growth prospects, investing in them at attractive prices, and holding them for the long term.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

^	Represents less than 0.1%.

[1]	Performance information reflects results of Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	17.42%	1.72%	5.66%	8.78%	9.62%
Baron Small Cap Fund — Institutional Shares[1,2,3]	17.71%	1.97%	5.94%	9.06%	9.78%
Baron Small Cap Fund — R6 Shares[1,2,3]	17.71%	1.97%	5.94%	9.06%	9.78%
Russell 2000 Growth Index[1]	9.59%	1.09%	1.55%	6.72%	5.69%
S&P 500 Index[1]	21.62%	10.15%	9.92%	11.91%	7.96%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 2000® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2023 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
Vertiv Holdings Co	6.3%
Gartner, Inc.	5.5%
Kinsale Capital Group, Inc.	4.7%
ICON Plc	4.1%
SiteOne Landscape Supply, Inc.	3.7%
ASGN Incorporated	3.4%
Chart Industries, Inc.	3.0%
Red Rock Resorts, Inc.	2.9%
Floor & Decor Holdings, Inc.	2.7%
Guidewire Software, Inc.	2.6%

Total	38.8%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Small Cap Fund1 increased 17.42%, while the Russell 2000 Growth Index increased 9.59% and the S&P 500 Index increased 21.62%.

Baron Small Cap Fund invests primarily in small-cap growth companies for the long term. The Fund invests in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Industrials, Consumer Discretionary, and Financials contributed the most. Consumer Staples detracted.

Vertiv Holdings Co, a provider of critical infrastructure solutions to the data center industry, contributed the most. As one of the leading vendors of thermal management to data centers, Vertiv is broadly viewed by investors as a beneficiary of the growth in AI and corresponding investment in more complex cooling systems necessitated by the expected increase in the energy density of data centers. In addition, under its new CEO, Vertiv is reporting strong margins and free cash flow and proving itself as a strong operator with skilled execution. These two factors led to multiple expansion as investors gained confidence in the duration of the growth trajectory as well as Vertiv’s ability to capture the opportunity. Longer term, we see upside in earnings power as Vertiv closes the margin gap with peers and benefits from industry growth.

Driven Brands Holdings Inc. was the top detractor. Driven Brands is the largest automotive services company in North America, with more than 4,800 locations. The stock declined after the company reduced guidance given weakness in the car wash business and integration delays with its recent foray into the glass repair and replacement segment. Despite these challenges, the company’s growth potential remains strong, and we retain conviction in Driven Brand’s longer-term outlook.

Longer term, we believe strongly that our companies will revert to their historic growth rates and earnings will be considerably higher. Stocks will revert to trading at appropriate multiples, which, for the most part, are higher than present, irrespective of where interest rates settle out. We believe the combination of higher earnings and higher multiples will boost stock prices and produce solid returns for the portfolio.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	24.07%	0.70%	12.90%	13.10%	8.42%
Baron Opportunity Fund — Institutional Shares[1,2,3]	24.39%	0.96%	13.21%	13.40%	8.59%
Baron Opportunity Fund — R6 Shares[1,2,3]	24.36%	0.95%	13.20%	13.41%	8.60%
Russell 3000 Growth Index[1]	26.63%	7.54%	11.70%	13.94%	6.23%
S&P 500 Index[1]	21.62%	10.15%	9.92%	11.91%	6.98%

†

The Fund’s 3-, 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 3000® Growth Index measures the performance of the broad segment of the U.S. equity universe comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 3000® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2023 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
Microsoft Corporation	13.5%
NVIDIA Corporation	8.6%
Tesla, Inc.	6.5%
Amazon.com, Inc.	6.2%
Meta Platforms, Inc.	3.3%
argenx SE	3.2%
Visa Inc.	2.9%
ServiceNow, Inc.	2.9%
Gartner, Inc.	2.9%
CoStar Group, Inc.	2.9%

Total	52.8%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Opportunity Fund1 increased 24.07%, while the Russell 3000 Growth Index increased 26.63% and the S&P 500 Index increased 21.62%.

Baron Opportunity Fund invests primarily in U.S. growth companies that we believe are driving or benefiting from innovation through development of pioneering, transformative, or technologically advanced products and services. The Fund invests in high-growth businesses of any market capitalization, selected for their capital appreciation potential.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Information Technology, Financials, and Industrials contributed the most. Materials and Consumer Discretionary were slight detractors.

NVIDIA Corporation contributed the most. Shares of this fabless semiconductor company soared on developments in generative AI as evidenced by the release of ChatGPT and GPT-4. These technologies hold the promise of enabling significant productivity gains across domains such as content creation, coding, and even biologic discovery. We believe NVIDIA’s end-to-end AI platform and leading share in gaming, data centers, and autonomous machines, along with the size of these markets, will enable the company to benefit from durable growth for years to come.

ZoomInfo Technologies Inc. was the top detractor. Shares of this provider of business intelligence software fell after the company substantially cut full-year guidance, citing macro-related weakness. While we believe the environment is showing signs of stabilization, it is too early to say whether it is close to real improvement. Longer term, we continue to believe ZoomInfo can become a much larger company as it grows into its $70 billion-plus total addressable market with the potential to expand into marketing and talent acquisition software and other adjacencies.

We believe no one can accurately and consistently predict short-term market movements. Instead, we focus on identifying the secular growth trends and the companies with durable competitive advantages, profitable business models, and long-term-oriented managers driving or riding these trends. We establish and monitor price targets for holdings and target companies using projections of revenues, earnings, and free cash flow and appropriate multiples, and invest at prices where we believe we can produce substantial returns.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND†

(RETAIL SHARES) IN RELATION TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	24.19%	(7.49)%	4.15%	10.18%	8.20%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	24.53%	(7.25)%	4.41%	10.46%	8.40%
Baron Fifth Avenue Growth Fund — R6 Shares[1,2,3]	24.49%	(7.26)%	4.40%	10.46%	8.40%
Russell 1000 Growth Index[1]	27.72%	7.97%	12.42%	14.48%	10.91%
S&P 500 Index[1]	21.62%	10.15%	9.92%	11.91%	9.37%

†

The Fund’s 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 1000® Growth Index measures the performance of large-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 1000® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2023 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
NVIDIA Corporation	10.6%
Amazon.com, Inc.	7.9%
ServiceNow, Inc.	6.6%
Meta Platforms, Inc.	5.9%
Tesla, Inc.	5.3%
Mastercard Incorporated	4.9%
Shopify Inc.	4.8%
Intuitive Surgical, Inc.	4.7%
Snowflake Inc.	4.6%
The Trade Desk	3.9%

Total	59.1%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Fifth Avenue Growth Fund1 increased 24.19%, while the Russell 1000 Growth Index increased 27.72% and the S&P 500 Index increased 21.62%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in what we believe are unique companies with durable competitive advantages and the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Information Technology, Health Care, and Communication Services contributed the most. No sector detracted.

NVIDIA Corporation contributed the most. Shares of this fabless semiconductor company soared on developments in generative AI as evidenced by the release of ChatGPT and GPT-4. These technologies hold the promise of enabling significant productivity gains across domains such as content creation, coding, and even biologic discovery. We believe NVIDIA’s end-to-end AI platform and leading share in gaming, data centers, and autonomous machines, along with the size of these markets, will enable the company to benefit from durable growth for years to come.

ZoomInfo Technologies Inc. was the top detractor. Shares of this provider of business intelligence software fell after the company substantially cut full-year guidance, citing macro-related weakness. While we believe the environment is showing signs of stabilization, it is too early to say whether it is close to real improvement. Longer term, we continue to believe ZoomInfo can become a much larger company as it grows into its $70 billion-plus total addressable market with the potential to expand into marketing and talent acquisition software and other adjacencies.

As long-term investors who have lived through multiple bear markets, downturns, and even recessions, we have learned not to try to predict the unpredictable. Instead of focusing on short-term market gyrations, our goal remains to maximize long-term returns without taking significant risks of a permanent loss of capital. We are optimistic about the prospects of our investments and continue searching for new ideas while remaining patient and investing only when we believe companies are trading significantly below their intrinsic values.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Discovery Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023
	One Year	Three Years	Five Years	Ten Years and Since Inception (September 30, 2013)
Baron Discovery Fund - Retail Shares[1,2]	9.03%	(2.58)%	3.41%	11.16%
Baron Discovery Fund - Institutional Shares[1,2]	9.25%	(2.34)%	3.68%	11.44%
Baron Discovery Fund - R6 Shares[1,2,3]	9.30%	(2.33)%	3.69%	11.44%
Russell 2000 Growth Index[1]	9.59%	1.09%	1.55%	6.72%
S&P 500 Index [1]	21.62%	10.15%	9.92%	11.91%

†

The Fund’s 3-, 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 2000® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

September 30, 2023 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
Kinsale Capital Group, Inc.	4.9%
Advanced Energy Industries, Inc.	3.2%
Chart Industries, Inc.	3.0%
Axonics, Inc.	2.8%
Boyd Gaming Corporation	2.8%
GitLab Inc.	2.8%
Axon Enterprise, Inc.	2.6%
SiteOne Landscape Supply, Inc.	2.6%
PAR Technology Corporation	2.6%
Rexford Industrial Realty, Inc.	2.5%

Total	29.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Discovery Fund1 increased 9.03%, while the Russell 2000 Growth Index increased 9.59% and the S&P 500 Index increased 21.62%.

Baron Discovery Fund invests primarily in small-sized U.S. companies which at time of purchase have market capitalizations up to the largest market cap stock in the Russell 2000 Growth Index at June 30, or companies with market capitalizations up to $2.5 billion, whichever is larger.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Information Technology, Industrials, and Consumer Discretionary contributed the most. Health Care was the only significant sector detractor.

Specialty insurer Kinsale Capital Group, Inc. was the top contributor. Market conditions remained favorable, with rising premium rates and more business shifting from the standard lines market to the excess and surplus lines market where Kinsale operates. The company is also capitalizing on disruption in the property market, where rates are rising rapidly after years of industry losses and a reduction in reinsurance capacity. We continue to own the stock because we believe Kinsale is well managed and has a long runway for growth in an attractive segment of the insurance market.

Silk Road Medical, Inc. was the top detractor. Silk Road sells medical devices for minimally invasive transcarotid artery revascularization (TCAR) procedures. Medicare is updating reimbursement for an alternative carotid procedure (TF-CAS) to be equivalent to TCAR and investors are debating the competitive impact. We believe TCAR is less invasive, has an easier recovery, and causes fewer periprocedural strokes than other options. Following the FDA’s 2022 approval of Silk Road devices to treat standard surgical risk carotid stenosis patients, the company saw rising numbers of eligible patients, accelerated use of its products, reduced reimbursement uncertainty, and further legitimization of TCAR in the eyes of more conservative surgeons. Currently accounting for nearly 15% of carotid stenosis interventions, TCAR should become the standard of care for treating carotid artery disease over the long term, in our view.

No one can accurately and consistently predict short-term market movements, in our experience. Instead, we stay focused on identifying and investing in our competitively advantaged, emerging growth businesses for the long term. By staying true to our time-tested investment process, we believe our shareholders will be rewarded when the inevitable economic recovery begins.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Durable Advantage Fund (Unaudited)	September 30, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DURABLE ADVANTAGE FUND

(RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2023
	One Year	Three Years	Five Years	Since Inception (December 29, 2017)
Baron Durable Advantage Fund — Retail Shares[1,2]	33.36%	10.68%	12.91%	12.53%
Baron Durable Advantage Fund — Institutional Shares[1,2]	33.74%	10.95%	13.18%	12.79%
Baron Durable Advantage Fund — R6 Shares[1,2]	33.74%	10.95%	13.20%	12.79%
S&P 500 Index[1]	21.62%	10.15%	9.92%	10.48%

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the S&P 500 Index includes reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The index is unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

September 30, 2023 (Unaudited)	Baron Durable Advantage Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2023

Percent of Net Assets*
Microsoft Corporation	9.2%
Meta Platforms, Inc.	7.2%
Amazon.com, Inc.	7.1%
Arch Capital Group Ltd.	4.8%
Alphabet Inc.	4.8%
UnitedHealth Group Incorporated	4.3%
NVIDIA Corporation	4.2%
Visa Inc.	4.0%
S&P Global Inc.	3.9%
Intuit Inc.	3.5%

Total	53.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended September 30, 2023, Baron Durable Advantage Fund1 increased 33.36% while the S&P 500 Index increased 21.62%.

Baron Durable Advantage Fund invests mainly in large-sized U.S. companies with competitive advantages and market capitalizations no smaller than the top 90th percentile by market capitalization of the S&P 500 Index at June 30, or companies with market capitalizations above $10 billion, whichever is smaller. The Fund emphasizes businesses with excess free cash flow that can be returned to shareholders.

U.S. markets rallied through the first 10 months of the year-long period, led by the “Magnificent Seven” mega-cap technology stocks. The period was marked by low unemployment, wage increases, and robust consumer spending. Investor optimism that the U.S. Federal Reserve had successfully engineered a soft landing and there was a possible end in sight to the Fed’s tightening regime helped propel gains. That sentiment soured in the last two months as inflation which, while significantly lower than its June 2022 peak, remained above Fed target levels. This higher-for-longer rate scenario weighed on growth stocks in particular. In addition, Treasury note yields vaulted to 15-year highs, prompting investors to shift assets into fixed income instruments.

Information Technology, Financials, and Communication Services contributed the most. No sector detracted.

Meta Platforms, Inc. was the top contributor. Shares of the world’s largest social network increased on decisive cost discipline actions, improving adoption of new advertising products, and its work in generative AI. Meta is the mega-cap technology company most focused on cost cutting, while user engagement remains healthy and newer advertising formats are reportedly picking up steam. Longer term, we believe Meta will utilize its leadership in mobile advertising, massive user base, innovative culture, and technological scale to perform, with further monetization opportunities ahead.

Danaher Corporation was the top detractor. Shares of this life sciences and diagnostics company fell after it cut guidance due to headwinds within its bioprocessing segment, as biopharmaceutical customers burned through existing inventory and smaller biotechnology companies faced funding constraints. We retain conviction. Danaher is a market leader with a broad portfolio of high-quality assets within bioprocessing, a rapidly growing market that we expect to benefit from a wave of biosimilars entering the market after key patents expire.

As long-term investors who have lived through multiple bear markets, downturns, and even recessions, we have learned not to try to predict the unpredictable. Instead of focusing on short-term market gyrations, we believe that investing in great businesses at attractive valuations will enable us to earn excess risk-adjusted returns over the long term. We look for companies with strong and durable competitive advantages, track records of successful capital allocation, high returns on invested capital, and high free cash flow generation, a portion of which is regularly returned to shareholders as dividends or share repurchases.

*	Individual weights may not sum to 100% (or displayed total) due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of Retail Shares.

Baron Asset Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (96.59%)
Communication Services (1.02%)
	Advertising (1.02%)
569,000	The Trade Desk, Inc., Cl A1	$11,034,463	$44,467,350

Consumer Discretionary (7.19%)
	Footwear (0.80%)
1,250,000	On Holding AG, Cl A1,2	36,838,780	34,775,000

	Home Improvement Retail (0.48%)
230,000	Floor & Decor Holdings, Inc., Cl A1	20,284,646	20,815,000

	Hotels, Resorts & Cruise Lines (2.85%)
546,442	Choice Hotels International, Inc.	5,198,084	66,944,609
543,233	Hyatt Hotels Corp., Cl A	16,817,762	57,626,157

		22,015,846	124,570,766
	Leisure Facilities (3.06%)
603,538	Vail Resorts, Inc.	11,683,688	133,919,047

Total Consumer Discretionary		90,822,960	314,079,813

Financials (13.70%)
	Asset Management & Custody Banks (0.40%)
168,514	T. Rowe Price Group, Inc.	4,065,256	17,672,063

	Financial Exchanges & Data (6.19%)
370,725	FactSet Research Systems, Inc.	19,898,420	162,103,213
78,267	MarketAxess Holdings, Inc.	8,184,654	16,720,962
170,000	Morningstar, Inc.	35,654,025	39,820,800
50,000	MSCI, Inc.	17,194,424	25,654,000
326,189	Tradeweb Markets, Inc., Cl A	11,978,713	26,160,358

		92,910,236	270,459,333

	Insurance Brokers (0.56%)
117,421	Willis Towers Watson PLC[2]	14,378,800	24,536,292

	Investment Banking & Brokerage (2.53%)
1,750,936	The Charles Schwab Corp.	1,542,899	96,126,387
60,000	LPL Financial Holdings, Inc.	13,576,561	14,259,000

		15,119,460	110,385,387

	Property & Casualty Insurance (4.02%)
2,203,444	Arch Capital Group Ltd.[1,2]	7,933,936	175,636,521

Total Financials		134,407,688	598,689,596

Health Care (23.35%)
	Biotechnology (0.46%)
41,366	argenx SE, ADR[1,2]	13,431,821	20,336,766

	Health Care Equipment (7.68%)
556,000	DexCom, Inc.[1]	42,144,890	51,874,800
648,630	IDEXX Laboratories, Inc.[1]	11,694,223	283,626,440

		53,839,113	335,501,240
	Health Care Supplies (1.53%)
210,418	The Cooper Companies, Inc.	35,236,018	66,915,028

	Health Care Technology (2.00%)
429,386	Veeva Systems, Inc., Cl A1	24,367,552	87,358,582

Shares		Cost	Value
Common Stocks (continued)

Health Care (continued)

	Life Sciences Tools & Services (11.68%)
1,524,944	Bio-Techne Corporation	$37,146,743	$103,802,938
200,000	ICON plc[1,2]	43,086,335	49,250,000
179,117	Mettler-Toledo International, Inc.[1]	10,665,963	198,474,174
210,000	Repligen Corp.[1]	35,784,779	33,392,100
334,404	West Pharmaceutical Services, Inc.	14,419,530	125,471,725

		141,103,350	510,390,937

Total Health Care		267,977,854	1,020,502,553

Industrials (15.95%)
	Aerospace & Defense (0.25%)
56,000	Axon Enterprise, Inc.[1]	10,913,153	11,143,440
	Construction & Engineering (1.24%)
290,000	Quanta Services, Inc.	49,237,385	54,250,300
	Data Processing & Outsourced Services (0.93%)
771,076	SS&C Technologies Holdings, Inc.	20,933,204	40,512,333

	Environmental & Facilities Services (1.40%)
1,643,418	Rollins, Inc.	24,597,482	61,348,794

	Human Resource & Employment Services (2.54%)
1,636,093	Ceridian HCM Holding, Inc.[1]	64,026,866	111,008,910

	Industrial Machinery & Supplies & Components (1.62%)
340,760	IDEX Corp.	24,525,881	70,884,895

	Research & Consulting Services (7.97%)
185,000	Booz Allen Hamilton Holding Corp.	19,820,788	20,214,950
1,438,500	TransUnion	77,172,718	103,269,915
951,206	Verisk Analytics, Inc.	23,582,787	224,712,906

		120,576,293	348,197,771

Total Industrials		314,810,264	697,346,443

Information Technology (28.58%)
	Application Software (13.38%)
557,856	ANSYS, Inc.[1]	19,939,586	165,990,053
176,026	Aspen Technology, Inc.[1]	32,258,986	35,955,071
150,000	Fair Isaac Corp.[1]	63,616,939	130,279,500
1,421,809	Guidewire Software, Inc.[1]	77,473,157	127,962,810
257,192	Roper Technologies, Inc.	26,184,327	124,552,941

		219,472,995	584,740,375
	Electronic Components (1.73%)
900,000	Amphenol Corp., Cl A	42,881,684	75,591,000

	Internet Services & Infrastructure (2.56%)
552,103	Verisign, Inc.[1]	25,249,147	111,817,421

	IT Consulting & Other Services (9.13%)
1,161,323	Gartner, Inc.[1]	24,407,653	399,042,196

	Technology Distributors (1.78%)
386,363	CDW Corp.	25,149,811	77,952,599

Total Information Technology		337,161,290	1,249,143,591

16	See Notes to Financial Statements.

September 30, 2023	Baron Asset Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (continued)
Real Estate (6.80%)
	Data Center REITs (1.09%)
65,416	Equinix, Inc.	$4,258,857	$47,509,024
	Real Estate Services (5.27%)
580,323	CBRE Group, Inc., Cl A1	8,968,502	42,862,657
2,439,930	CoStar Group, Inc.[1]	59,005,227	187,606,217

		67,973,729	230,468,874
	Telecom Tower REITs (0.44%)
95,856	SBA Communications Corp.	2,185,540	19,187,496

Total Real Estate		74,418,126	297,165,394

Total Common Stocks		1,230,632,645	4,221,394,740

Private Common Stocks (1.15%)
Communication Services (0.87%)
	Movies & Entertainment (0.87%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,6	50,000,041	37,919,959

Industrials (0.28%)
	Aerospace & Defense (0.28%)
92,406	Space Exploration Technologies Corp., Cl A1,3,4,6	7,115,262	6,920,285
69,932	Space Exploration Technologies Corp., Cl C1,3,4,6	5,384,764	5,237,208

Total Industrials		12,500,026	12,157,493

Total Private Common Stocks		62,500,067	50,077,452

Private Preferred Stocks (1.65%)
Industrials (1.65%)
	Aerospace & Defense (1.65%)
96,298	Space Exploration Technologies Corp., Series N1,3,4,6	26,000,460	72,114,683

Principal Amount		Cost	Value
Short Term Investments (0.56%)
$24,540,647	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $24,550,565; (Fully Collateralized by $27,588,300 U.S. Treasury Note, 0.75% due 3/31/2026 Market value - $25,031,506)[5]	$24,540,647	$24,540,647

Total Investments (99.95%)		$1,343,673,819	4,368,127,522

Cash and Other Assets Less Liabilities (0.05%)			2,259,760

Net Assets			$4,370,387,282

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2023, the market value of restricted and fair valued securities amounted to $122,192,135 or 2.80% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Growth Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (99.67%)
Communication Services (4.78%)
	Alternative Carriers (4.78%)
7,825,000	Iridium Communications, Inc.[4]	$48,151,998	$355,959,250

Consumer Discretionary (18.00%)
	Apparel, Accessories & Luxury Goods (0.67%)
8,421,539	Figs, Inc., Cl A1	64,540,447	49,687,080

	Casinos & Gaming (2.89%)
440,000	Boyd Gaming Corporation	11,056,072	26,765,200
4,710,000	Penn Entertainment, Inc.[1]	46,934,567	108,094,500
1,968,677	Red Rock Resorts, Inc., Cl A	43,528,673	80,715,757

		101,519,312	215,575,457

	Education Services (1.15%)
1,050,000	Bright Horizons Family Solutions, Inc.[1]	32,932,654	85,533,000

	Hotels, Resorts & Cruise Lines (6.57%)
2,965,000	Choice Hotels International, Inc.[4]	71,648,874	363,242,150
1,250,000	Marriott Vacations Worldwide Corp.	66,814,800	125,787,500

		138,463,674	489,029,650

	Leisure Facilities (5.96%)
2,000,000	Vail Resorts, Inc.[4]	56,102,209	443,780,000

	Restaurants (0.76%)
4,540,000	Krispy Kreme, Inc.	65,918,556	56,613,800

Total Consumer Discretionary		459,476,852	1,340,218,987

Financials (43.00%)
	Asset Management & Custody Banks (2.24%)
1,660,000	The Carlyle Group, Inc.	33,856,939	50,065,600
1,860,000	Cohen & Steers, Inc.	40,191,523	116,603,400

		74,048,462	166,669,000

	Commercial & Residential Mortgage Finance ( 0.33%)
520,000	Essent Group Ltd.[2]	14,300,210	24,590,800

	Financial Exchanges & Data (20.40%)
1,200,000	FactSet Research Systems, Inc.	59,954,575	524,712,000
925,000	Morningstar, Inc.	18,840,637	216,672,000
1,515,000	MSCI, Inc.	27,960,632	777,316,200

		106,755,844	1,518,700,200

	Investment Banking & Brokerage (0.86%)
450,000	Houlihan Lokey, Inc.	19,625,873	48,204,000
350,000	Moelis & Co., Cl A	4,682,331	15,795,500

		24,308,204	63,999,500

	Life & Health Insurance (3.91%)
1,500,000	Primerica, Inc.	31,190,716	291,015,000

	Property & Casualty Insurance (15.26%)
9,060,000	Arch Capital Group Ltd.[1,2]	28,241,244	722,172,600
1,000,000	Kinsale Capital Group, Inc.	35,007,763	414,130,000

		63,249,007	1,136,302,600

Total Financials		313,852,443	3,201,277,100

Shares		Cost	Value
Common Stocks (continued)
Health Care (9.53%)
	Health Care Equipment (3.05%)
520,000	IDEXX Laboratories, Inc.[1]	$7,281,108	$227,380,400

	Health Care Supplies (0.33%)
1,317,434	Neogen Corp.[1]	16,582,350	24,425,226

	Life Sciences Tools & Services (6.15%)
2,940,000	Bio-Techne Corporation	38,609,088	200,125,800
70,000	Mettler-Toledo International, Inc.[1]	3,201,574	77,564,900
480,000	West Pharmaceutical Services, Inc.	16,306,090	180,100,800

		58,116,752	457,791,500

Total Health Care		81,980,210	709,597,126

Industrials (0.98%)
	Building Products (0.96%)
1,150,000	Trex Co., Inc.[1]	10,329,303	70,874,500

	Industrial Machinery & Supplies & Components (0.02%)
550,000	Marel hf (Netherlands)[2]	2,306,469	1,593,276

Total Industrials		12,635,772	72,467,776

Information Technology (12.99%)
	Application Software (5.82%)
725,000	Altair Engineering, Inc., Cl A1	11,330,019	45,356,000
1,000,000	ANSYS, Inc.[1]	22,816,668	297,550,000
305,000	Clearwater Analytics Holdings, Inc., Cl A1	4,682,008	5,898,700
940,000	Guidewire Software, Inc.[1]	28,833,355	84,600,000

		67,662,050	433,404,700

	Electronic Components (0.20%)
60,000	Littelfuse, Inc.	6,452,400	14,839,200

	IT Consulting & Other Services (6.97%)
1,510,000	Gartner, Inc.[1]	20,973,165	518,851,100

Total Information Technology		95,087,615	967,095,000

Real Estate (10.39%)
	Office REITs (1.76%)
750,000	Alexandria Real Estate Equities, Inc.	26,054,962	75,075,000
4,400,000	Douglas Emmett, Inc.	41,502,726	56,144,000

		67,557,688	131,219,000

	Other Specialized REITs (3.30%)
5,385,000	Gaming and Leisure Properties, Inc.	114,093,295	245,286,750

	Real Estate Services (5.33%)
5,160,000	CoStar Group, Inc.[1]	21,547,653	396,752,400

Total Real Estate		203,198,636	773,258,150

Total Common Stocks		1,214,383,526	7,419,873,389

18	See Notes to Financial Statements.

September 30, 2023	Baron Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Shares		Cost	Value
Private Common Stocks (0.01%)
Materials (0.01%)
	Fertilizers & Agricultural Chemicals (0.01%)
422,278	Farmers Business Network, Inc.[1,2,3,5,7]	$16,300,002	$785,437

Private Convertible Preferred Stocks (0.19%)
Industrials (0.19%)
	Electrical Components & Equipment (0.19%)
59,407,006	Northvolt AB, Series E1 (Sweden)[1,2,3,5,7]	9,374,989	13,867,853

Principal Amount
Short Term Investments (0.13%)
$9,890,570	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $9,894,567; (Fully Collateralized by $11,118,900 U.S. Treasury Note, 0.75% due 3/31/2026 Market value - $10,088,437)[6]	9,890,570	9,890,570

Total Investments (100.00%)		$1,249,949,087	7,444,417,249

Cash and Other Assets Less Liabilities (0.00%)			172,896

Net Assets			$7,444,590,145

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2023, the market value of restricted and fair valued securities amounted to $14,653,290 or 0.20% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 4 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Small Cap Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (96.61%)
Communication Services (4.57%)
	Advertising (1.39%)
750,000	The Trade Desk, Inc., Cl A1	$2,662,500	$58,612,500

	Cable & Satellite (0.30%)
500,000	Liberty Media Corp.- Liberty SiriusXM, Cl C1	818,229	12,730,000

	Movies & Entertainment (2.88%)
1,200,000	Liberty Media Corp.- Liberty Formula One, Cl C1	20,511,579	74,760,000
207,610	Liberty Media Corp.- Liberty Live[1]	680,178	6,664,281
225,000	Madison Square Garden Sports Corp.[1]	8,416,557	39,667,500

		29,608,314	121,091,781

Total Communication Services		33,089,043	192,434,281

Consumer Discretionary (15.14%)
	Automotive Parts & Equipment (1.24%)
275,000	Fox Factory Holding Corp.[1]	28,831,922	27,247,000
5,000,000	Holley, Inc.[1]	40,431,893	24,950,000

		69,263,815	52,197,000

	Casinos & Gaming (3.48%)
875,000	DraftKings, Inc., Cl A1	11,187,787	25,760,000
2,950,000	Red Rock Resorts, Inc., Cl A	84,151,028	120,950,000

		95,338,815	146,710,000

	Education Services (1.31%)
675,000	Bright Horizons Family Solutions, Inc.[1]	22,940,351	54,985,500

	Home Improvement Retail (2.68%)
1,250,000	Floor & Decor Holdings, Inc., Cl A1	44,151,665	113,125,000

	Homebuilding (2.37%)
800,000	Installed Building Products, Inc.	38,183,412	99,912,000

	Leisure Facilities (1.40%)
1,200,000	Planet Fitness, Inc., Cl A1	51,711,447	59,016,000

	Restaurants (1.58%)
2,200,000	The Cheesecake Factory, Inc.	60,116,924	66,660,000

	Specialized Consumer Services (1.08%)
2,800,000	European Wax Center, Inc., Cl A1	53,348,102	45,360,000

Total Consumer Discretionary		435,054,531	637,965,500

Consumer Staples (1.81%)
	Packaged Foods & Meats (1.04%)
3,250,000	UTZ Brands, Inc.	51,593,468	43,647,500

	Personal Care Products (0.77%)
300,000	Oddity Tech Ltd.[1,2]	10,623,429	8,505,000
4,000,000	The Beauty Health Co.[1]	41,871,126	24,080,000

		52,494,555	32,585,000

Total Consumer Staples		104,088,023	76,232,500

Shares		Cost	Value
Common Stocks (continued)
Financials (9.78%)
	Insurance Brokers (1.71%)
3,100,000	BRP Group, Inc., Cl A1	$50,723,405	$72,013,000

	Investment Banking & Brokerage (1.59%)
625,000	Houlihan Lokey, Inc.	28,909,333	66,950,000

	Property & Casualty Insurance (4.66%)
475,000	Kinsale Capital Group, Inc.	69,271,272	196,711,750

	Transaction & Payment Processing Services (1.82%)
3,900,000	Repay Holdings Corporation[1]	33,541,410	29,601,000
250,000	WEX, Inc.[1]	10,329,020	47,022,500

		43,870,430	76,623,500

Total Financials		192,774,440	412,298,250

Health Care (13.25%)

	Health Care Equipment (4.18%)
1,000,000	Axonics, Inc.[1]	35,459,918	56,120,000
550,000	DexCom, Inc.[1]	1,823,402	51,315,000
55,000	IDEXX Laboratories, Inc.[1]	759,933	24,049,850
225,000	Inspire Medical Systems, Inc.[1]	11,343,376	44,649,000

		49,386,629	176,133,850

	Health Care Supplies (1.76%)
4,000,000	Neogen Corp.[1]	74,208,486	74,160,000

	Life Sciences Tools & Services (4.94%)
700,000	ICON plc[1,2]	38,492,341	172,375,000
32,500	Mettler-Toledo International, Inc.[1]	1,571,421	36,012,275

		40,063,762	208,387,275

	Managed Health Care (1.39%)
800,000	HealthEquity, Inc.[1]	13,208,486	58,440,000

	Pharmaceuticals (0.98%)
900,000	Dechra Pharmaceuticals PLC (United Kingdom)[2,3]	24,883,860	41,507,796

Total Health Care		201,751,223	558,628,921

Industrials (31.53%)
	Aerospace & Defense (3.99%)
2,200,000	Kratos Defense & Security Solutions, Inc.[1]	32,701,506	33,044,000
800,000	Mercury Systems, Inc.[1]	19,226,473	29,672,000
125,000	TransDigm Group, Inc.[1]	0	105,391,250

		51,927,979	168,107,250

	Building Products (2.49%)
5,500,000	Janus International Group, Inc.[1]	54,266,533	58,850,000
750,000	Trex Co., Inc.[1]	28,530,038	46,222,500

		82,796,571	105,072,500

	Diversified Support Services (0.52%)
1,750,000	Driven Brands Holdings, Inc.[1]	41,909,755	22,032,500

20	See Notes to Financial Statements.

September 30, 2023	Baron Small Cap Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (continued)

Industrials (continued)
	Electrical Components & Equipment (7.05%)
1,800,000	Shoals Technologies Group, Inc., Cl A1	$29,324,282	$32,850,000
7,100,000	Vertiv Holdings Co.	71,880,676	264,120,000

		101,204,958	296,970,000

	Environmental & Facilities Services (1.27%)
400,000	Waste Connections, Inc.[2]	17,466,667	53,720,000

	Human Resource & Employment Services (6.15%)
1,750,000	ASGN, Inc.[1]	55,248,585	142,940,000
950,000	Ceridian HCM Holding, Inc.[1]	29,430,555	64,457,500
3,750,000	First Advantage Corp.[1]	60,629,977	51,712,500

		145,309,117	259,110,000

	Industrial Machinery & Supplies & Components (5.90%)
750,000	Chart Industries, Inc.[1]	118,334,392	126,840,000
525,000	John Bean Technologies Corp.	45,760,616	55,198,500
285,000	RBC Bearings, Incorporated[1]	34,467,037	66,727,050

		198,562,045	248,765,550

	Research & Consulting Services (0.48%)
3,000,000	Clarivate PLC[1,2]	31,640,666	20,130,000

	Trading Companies & Distributors (3.68%)
950,000	SiteOne Landscape Supply, Inc.[1]	43,421,179	155,277,500

Total Industrials		714,238,937	1,329,185,300

Information Technology (17.31%)
	Application Software (7.74%)
750,000	Altair Engineering, Inc., Cl A1	11,935,619	46,920,000
350,000	Aspen Technology, Inc.[1]	32,534,028	71,491,000
1,650,000	Clearwater Analytics Holdings, Inc., Cl A1	30,075,588	31,911,000
6,000,000	E2open Parent Holdings, Inc.[1]	56,447,521	27,240,000
1,225,000	Guidewire Software, Inc.[1]	31,269,359	110,250,000
775,000	Sprout Social, Inc., Cl A1	43,145,304	38,657,000

		205,407,419	326,469,000

	Electronic Equipment & Instruments (1.51%)
1,500,000	Cognex Corp.	25,832,809	63,660,000

	IT Consulting & Other Services (7.46%)
800,000	Endava plc, ADR[1,2]	27,430,574	45,880,000
675,000	Gartner, Inc.[1]	9,084,521	231,936,750
3,000,000	Grid Dynamics Holdings, Inc.[1]	36,322,597	36,540,000

		72,837,692	314,356,750

	Semiconductors (0.60%)
4,000,000	indie Semiconductor, Inc., Cl A1	28,385,293	25,200,000

Total Information Technology		332,463,213	729,685,750

Shares		Cost	Value
Common Stocks (continued)
Materials (1.42%)
	Specialty Chemicals (1.42%)
1,700,000	Avient Corp.	$53,733,696	$60,044,000

Real Estate (1.80%)
	Industrial REITs (0.61%)
850,000	Americold Realty Trust, Inc.	12,961,599	25,848,500

	Telecom Tower REITs (1.19%)
250,000	SBA Communications Corp.	1,006,880	50,042,500

Total Real Estate		13,968,479	75,891,000

Total Common Stocks		2,081,161,585	4,072,365,502

Principal Amount
Short Term Investments (3.33%)
$140,212,065	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $140,268,734; (Fully Collateralized by $128,161,700 U.S.Treasury Bond, 0.125% due 4/15/2026 Market value - $139,710,719 and $3,341,500 U.S. Treasury Note, 3.75% due 4/15/2026 Market value - $3,305,609)[3]	140,212,065	140,212,065

Total Investments (99.94%)		$2,221,373,650	$4,212,577,567

Cash and Other Assets Less Liabilities (0.06%)			2,567,977

Net Assets			$4,215,145,544

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Opportunity Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (94.99%)
Communication Services (10.69%)
	Advertising (1.70%)
217,510	The Trade Desk, Inc., Cl A1	$4,644,173	$16,998,406

	Interactive Home Entertainment (1.13%)
80,700	Take-Two Interactive Software, Inc.[1]	8,525,083	11,329,473

	Interactive Media & Services (6.85%)
194,800	Alphabet, Inc., Cl C1	6,780,972	25,684,380
108,700	Meta Platforms, Inc., Cl A1	19,882,871	32,632,827
617,369	ZoomInfo Technologies, Inc.[1]	15,081,902	10,124,852

		41,745,745	68,442,059

	Movies & Entertainment (1.01%)
119,500	TKO Group Holdings, Inc. (formerly, World Wrestling Entertainment, Inc.)[1]	11,401,518	10,045,170

Total Communication Services		66,316,519	106,815,108

Consumer Discretionary (15.05%)
	Automobile Manufacturers (8.07%)
639,183	Rivian Automotive, Inc., Cl A1	9,671,098	15,519,363
260,400	Tesla, Inc.[1]	19,644,628	65,157,288

		29,315,726	80,676,651

	Automotive Parts & Equipment (0.80%)
192,200	Mobileye Global, Inc., Cl A1	7,250,911	7,985,910

	Broadline Retail (6.18%)
485,500	Amazon.com, Inc.[1]	29,742,116	61,716,760

Total Consumer Discretionary		66,308,753	150,379,321

Financials (5.58%)
	Transaction & Payment Processing Services (5.58%)
67,000	MasterCard, Incorporated, Cl A	14,597,170	26,525,970
127,300	Visa, Inc., Cl A	20,263,942	29,280,273

Total Financials		34,861,112	55,806,243

Health Care (10.10%)
	Biotechnology (5.74%)
64,739	argenx SE, ADR[1,2]	9,490,491	31,827,635
147,561	Arrowhead Pharmaceuticals, Inc.[1]	3,307,142	3,964,964
77,500	Legend Biotech Corp., ADR[1,2]	5,203,939	5,205,675
799,270	Rocket Pharmaceuticals, Inc.[1]	14,964,064	16,377,042

		32,965,636	57,375,316

	Health Care Equipment (3.42%)
92,800	DexCom, Inc.[1]	10,578,128	8,658,240
54,505	Intuitive Surgical, Inc.[1]	7,920,379	15,931,267
48,400	Shockwave Medical, Inc.[1]	3,978,873	9,636,440

		22,477,380	34,225,947

	Life Sciences Tools & Services (0.94%)
68,315	Illumina, Inc.[1]	11,957,854	9,378,283

Total Health Care		67,400,870	100,979,546

Shares		Cost	Value
Common Stocks (continued)
Industrials (1.52%)
	Human Resource & Employment Services (1.52%)
223,070	Ceridian HCM Holding, Inc.[1]	$10,997,967	$15,135,299

Information Technology (48.21%)
	Application Software (8.45%)
228,800	Gitlab, Inc., Cl A1,4	8,262,904	10,346,336
175,100	Guidewire Software, Inc.[1]	5,058,280	15,759,000
20,900	HubSpot, Inc.[1]	7,041,030	10,293,250
52,000	ServiceNow, Inc.[1,4]	15,689,186	29,065,920
88,500	Workday, Inc., Cl A1	15,080,943	19,014,225

		51,132,343	84,478,731

	Internet Services & Infrastructure (1.11%)
202,500	Shopify, Inc., Cl A1,2	6,532,481	11,050,425

	IT Consulting & Other Services (4.04%)
197,368	Endava plc, ADR[1,2]	6,552,344	11,319,055
84,587	Gartner, Inc.[1]	2,236,704	29,064,939

		8,789,048	40,383,994

	Semiconductor Materials & Equipment (1.25%)
21,300	ASML Holding N.V.[2]	10,043,235	12,538,458

	Semiconductors (14.36%)
191,000	Advanced Micro Devices, Inc.[1]	14,402,667	19,638,620
2,422,600	indie Semiconductor, Inc., Cl A1	17,099,141	15,262,380
204,400	Marvell Technology, Inc.	8,271,008	11,064,172
26,200	Monolithic Power Systems, Inc.	10,450,027	12,104,400
196,500	NVIDIA Corp.	16,883,032	85,475,535

		67,105,875	143,545,107

	Systems Software (19.00%)
163,300	Cloudflare, Inc., Cl A1,4	6,498,094	10,294,432
110,123	Crowdstrike Holdings, Inc., Cl A1	10,397,459	18,432,388
110,000	Datadog, Inc., Cl A1,4	8,216,335	10,019,900
122,600	Dynatrace, Inc.[1,4]	5,888,019	5,729,098
428,400	Microsoft Corporation	63,017,175	135,267,300
66,008	Snowflake, Inc., Cl A1,4	8,447,455	10,084,042

		102,464,537	189,827,160

Total Information Technology		246,067,519	481,823,875

Real Estate (3.84%)
	Data Center REITs (0.98%)
13,425	Equinix, Inc.	1,782,534	9,750,040

	Real Estate Services (2.86%)
372,330	CoStar Group, Inc.[1]	16,242,529	28,628,454

Total Real Estate		18,025,063	38,378,494

Total Common Stocks		509,977,803	949,317,886

22	See Notes to Financial Statements.

September 30, 2023	Baron Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Shares		Cost	Value
Private Common Stocks (1.44%)
Communication Services (0.37%)
	Interactive Media & Services (0.37%)
50,000	X Holdings I, Inc., Cl A1,3,4,6	$5,000,000	$3,707,500

Industrials (1.03%)
	Aerospace & Defense (1.02%)
105,020	Space Exploration Technologies Corp., Cl A1,3,4,6	4,607,169	7,864,948
31,890	Space Exploration Technologies Corp., Cl C1,3,4,6	1,392,972	2,388,242

		6,000,141	10,253,190

	Passenger Ground Transportation (0.01%)
3,571	GM Cruise Holdings LLC, Cl B1,3,4,6	103,563	76,958

Total Industrials		6,103,704	10,330,148

Materials (0.04%)
	Fertilizers & Agricultural Chemicals (0.04%)
182,067	Farmers Business Network, Inc.[1,3,4,6]	2,394,652	338,645

Total Private Common Stocks		13,498,356	14,376,293

Private Convertible Preferred Stocks (0.28%)
Materials (0.28%)
	Fertilizers & Agricultural Chemicals (0.28%)
37,254	Farmers Business Network, Inc., Series F1,3,4,6	4,855,355	684,729
615,761	Farmers Business Network, Inc. Units[1,3,4,6]	615,761	2,081,272

Total Private Convertible Preferred Stocks		5,471,116	2,766,001

Private Preferred Stocks (1.99%)
Industrials (1.99%)
	Aerospace & Defense (1.39%)
18,519	Space Exploration Technologies Corp., Series N1,3,4,6	5,000,130	13,868,323

	Passenger Ground Transportation (0.60%)
266,956	GM Cruise Holdings LLC, Cl G1,3,4,6	7,034,290	6,067,910

Total Private Preferred Stocks		12,034,420	19,936,233

Principal Amount		Cost	Value
Short Term Investments (0.80%)
$7,991,133	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $7,994,363; (Fully Collateralized by $8,983,600 U.S. Treasury Note, 0.75% due 3/31/2026 Market value—$8,151,029)[5]	$7,991,133	$7,991,133

Total Investments (99.50%)		$548,972,828	994,387,546

Cash and Other Assets Less Liabilities (0.50%)			4,978,380

Net Assets			$999,365,926

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2023, the market value of restricted and fair valued securities amounted to $37,078,527 or 3.71% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Fifth Avenue Growth Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (97.80%)
Communication Services (11.00%)
	Advertising (3.85%)
227,404	The Trade Desk, Inc., Cl A [1]	$12,521,494	$17,771,623

	Interactive Media & Services (7.15%)
90,909	Meta Platforms Inc., Cl A [1]	6,630,519	27,291,791
348,023	ZoomInfo Technologies, Inc. [1]	12,177,461	5,707,577

		18,807,980	32,999,368

Total Communication Services		31,329,474	50,770,991

Consumer Discretionary (22.26%)
	Automobile Manufacturers (7.84%)
405,858	Rivian Automotive, Inc., Cl A [1]	9,796,533	9,854,232
81,411	Rivian Automotive, Inc., Series F [1]	2,999,995	1,976,659
97,294	Tesla, Inc. [1]	25,360,379	24,344,905

		38,156,907	36,175,796

	Automotive Parts & Equipment (1.68%)
186,268	Mobileye Global, Inc., Cl A [1]	4,587,439	7,739,435

	Broadline Retail (12.74%)
287,686	Amazon.com, Inc. [1]	2,726,880	36,570,644
298,466	Coupang, Inc., Cl A [1]	5,259,322	5,073,922
13,534	MercadoLibre, Inc. [1]	8,950,803	17,159,488

		16,937,005	58,804,054

Total Consumer Discretionary		59,681,351	102,719,285

Financials (7.08%)

	Transaction & Payment Processing Services (7.08%)
5,491	Adyen N.V., 144A (Netherlands)[1,2,5]	4,111,141	4,071,213
134,557	Block, Inc. [1]	7,944,887	5,955,493
57,199	MasterCard Incorporated, Cl A	2,719,944	22,645,656

Total Financials		14,775,972	32,672,362

Health Care (11.65%)
	Biotechnology (3.50%)
32,834	argenx SE, ADR [1,2]	10,908,181	16,142,179

	Health Care Equipment (4.74%)
74,792	Intuitive Surgical, Inc. [1]	8,845,700	21,860,954

	Health Care Technology (2.00%)
45,414	Veeva Systems, Inc., Cl A [1]	2,923,762	9,239,478

	Life Sciences Tools & Services (1.41%)
47,327	Illumina, Inc. [1]	5,397,461	6,497,051

Total Health Care		28,075,104	53,739,662

Shares		Cost	Value
Common Stocks (continued)
Information Technology (45.81%)
	Application Software (9.29%)
35,862	Atlassian Corp. Ltd., Cl A [1,2]	$9,312,661	$7,226,551
115,217	Gitlab, Inc., Cl A [1,4]	7,496,851	5,210,113
54,458	ServiceNow, Inc. [1,4]	20,815,805	30,439,844

		37,625,317	42,876,508
	Internet Services & Infrastructure (4.75%)
401,979	Shopify, Inc., Cl A [1,2]	15,039,802	21,935,994

	IT Consulting & Other Services (4.29%)
201,215	Endava plc, ADR [1,2]	18,269,297	11,539,680
32,298	EPAM Systems, Inc. [1]	2,313,048	8,258,276

		20,582,345	19,797,956

	Semiconductor Materials & Equipment (2.49%)
19,541	ASML Holding N.V. [2]	1,203,893	11,503,005

	Semiconductors (10.60%)
112,398	NVIDIA Corp.	16,814,089	48,892,005

	Systems Software (14.39%)
228,022	Cloudflare, Inc., Cl A [1,4]	17,270,235	14,374,507
89,381	Crowdstrike Holdings, Inc., Cl A [1]	5,100,279	14,960,592
176,022	Datadog, Inc., Cl A [1,4]	12,294,359	16,033,844
137,498	Snowflake, Inc., Cl A [1,4]	24,489,295	21,005,569

		59,154,168	66,374,512

Total Information Technology		150,419,614	211,379,980

Total Common Stocks		284,281,515	451,282,280

Private Common Stocks (0.87%)
Industrials (0.87%)
	Aerospace & Defense (0.87%)
41,330	Space Exploration Technologies Corp., Cl A [1,3,4,6]	1,932,253	3,095,204
12,240	Space Exploration Technologies Corp., Cl C [1,3,4,6]	567,691	916,653

Total Private Common Stocks		2,499,944	4,011,857

Private Preferred Stocks (0.66%)
Industrials (0.66%)
	Passenger Ground Transportation (0.66%)
133,288	GM Cruise Holdings LLC, Cl G [1,3,4,6]	3,512,139	3,029,637

24	See Notes to Financial Statements.

September 30, 2023	Baron Fifth Avenue Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Principal Amount		Cost	Value
Short Term Investments (1.41%)

$6,543,426	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $6,546,070; (Fully Collateralized by $7,356,100 U.S. Treasury Note, 0.75% due 3/31/2026 Market value -$6,674,361)[5]	$6,543,426	$6,543,426

Total Investments (100.74%)		$296,837,024	464,867,200

Liabilities Less Cash and Other Assets (-0.74%)			(3,435,384)

Net Assets			$461,431,816

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2023, the market value of restricted and fair valued securities amounted to $7,041,494 or 1.53% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the market value of Rule 144A securities amounted to $4,071,213 or 0.88% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Discovery Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (95.52%)
Communication Services (2.08%)
	Movies & Entertainment (2.08%)
185,000	Liberty Media Corporation-Liberty Formula One, Cl A1	$5,408,362	$10,459,900
500,000	Liberty Media Corporation-Liberty Live, Cl C1	16,972,337	16,050,000

Total Communication Services		22,380,699	26,509,900

Consumer Discretionary (13.73%)
	Casinos & Gaming (6.38%)
585,000	Boyd Gaming Corporation	36,859,868	35,585,550
1,035,000	DraftKings, Inc., Cl A1	18,755,879	30,470,400
375,000	Red Rock Resorts, Inc., Cl A	13,003,045	15,375,000

		68,618,792	81,430,950
	Footwear (1.20%)
550,000	On Holding AG, Cl A1,2	13,746,107	15,301,000

	Home Improvement Retail (2.48%)
350,000	Floor & Decor Holdings, Inc., Cl A1	11,703,808	31,675,000

	Homefurnishing Retail (0.78%)
37,500	RH1	9,371,020	9,913,500

	Restaurants (1.69%)
225,000	Texas Roadhouse, Inc.	19,961,022	21,622,500

	Specialized Consumer Services (1.20%)
950,000	European Wax Center, Inc., Cl A1	17,767,586	15,390,000

Total Consumer Discretionary		141,168,335	175,332,950

Consumer Staples (0.57%)
	Personal Care Products (0.57%)
1,200,000	The Beauty Health Co. [1]	12,467,467	7,224,000

Financials (4.86%)
	Property & Casualty Insurance (4.86%)
150,000	Kinsale Capital Group, Inc.	6,170,793	62,119,500

Health Care (14.70%)
	Health Care Equipment (5.59%)
637,982	Axonics, Inc.[1]	28,878,669	35,803,550
424,823	Inari Medical, Inc.[1]	22,130,442	27,783,424
521,208	Silk Road Medical, Inc.[1]	19,384,763	7,812,908

		70,393,874	71,399,882
	Health Care Supplies (0.97%)
254,000	Establishment Labs Holdings, Inc.[1,2]	17,425,350	12,463,780

	Health Care Technology (2.48%)
700,591	Certara, Inc.[1]	14,628,630	10,186,593
2,684,590	Definitive Healthcare Corp.[1]	48,189,355	21,449,874

		62,817,985	31,636,467
	Life Sciences Tools & Services (4.96%)
140,000	10X Genomics, Inc., Cl A1	6,908,279	5,775,000
514,595	Maravai LifeSciences Holdings, Inc., Cl A1	7,455,505	5,145,950
165,000	Repligen Corp.[1]	26,821,529	26,236,650
447,750	Stevanato Group SpA[1,2]	12,967,891	13,307,130
573,790	Veracyte, Inc.[1,3]	14,716,344	12,812,731

		68,869,548	63,277,461
	Pharmaceuticals (0.70%)
775,832	Revance Therapeutics, Inc.[1]	11,448,086	8,898,793

Total Health Care		230,954,843	187,676,383

Shares		Cost	Value
Common Stocks (continued)
Industrials (22.15%)
	Aerospace & Defense (6.94%)
166,095	Axon Enterprise, Inc.[1]	$18,709,890	$33,051,244
2,052,370	Kratos Defense & Security Solutions, Inc.[1]	29,688,110	30,826,597
665,380	Mercury Systems, Inc.[1]	25,085,739	24,678,944

		73,483,739	88,556,785

	Building Products (1.45%)
300,000	Trex Co., Inc.[1]	12,520,226	18,489,000

	Diversified Support Services (0.89%)
750,000	ACV Auctions, Inc., Cl A1	17,732,320	11,385,000

	Environmental & Facilities Services (1.77%)
774,642	Montrose Environmental Group, Inc.[1]	16,672,227	22,666,025

	Human Resource & Employment Services (4.18%)
326,131	ASGN, Inc.[1]	31,749,731	26,638,380
395,000	Ceridian HCM Holding, Inc.[1]	21,822,194	26,800,750

		53,571,925	53,439,130

	Industrial Machinery & Supplies & Components (4.36%)
225,000	Chart Industries, Inc.[1]	30,390,512	38,052,000
75,000	RBC Bearings, Inc.[1]	15,747,212	17,559,750

		46,137,724	55,611,750

	Trading Companies & Distributors (2.56%)
200,000	SiteOne Landscape Supply, Inc.[1]	12,575,112	32,690,000

Total Industrials		232,693,273	282,837,690

Information Technology (34.92%)
	Application Software (9.48%)
700,000	Alkami Technology, Inc.[1]	16,087,729	12,754,000
1,300,000	Clearwater Analytics Holdings, Inc., Cl A1	23,059,097	25,142,000
777,889	Gitlab, Inc., Cl A1,3	30,872,131	35,176,141
235,357	Guidewire Software, Inc.[1]	18,259,547	21,182,130
1,750,000	SmartRent, Inc.[1,3]	4,499,472	4,567,500
550,000	Smartsheet, Inc., Cl A1	20,433,218	22,253,000

		113,211,194	121,074,771

	Electronic Equipment & Instruments (6.36%)
395,321	Advanced Energy Industries, Inc.	27,937,769	40,765,501
54,131	Novanta, Inc.[1,2]	5,885,852	7,764,551
845,671	PAR Technology Corp.[1]	25,578,963	32,592,160

		59,402,584	81,122,212

	IT Consulting & Other Services (1.12%)
250,000	Endava plc, ADR[1,2]	6,125,604	14,337,500

	Semiconductor Materials & Equipment (2.38%)
490,800	Ichor Holdings Ltd.[1,2]	11,435,027	15,195,168
135,000	Nova Ltd.[1,2]	3,115,172	15,179,400

		14,550,199	30,374,568

	Semiconductors (5.13%)
105,000	Allegro MicroSystems, Inc.[1]	1,470,000	3,353,700
3,338,093	indie Semiconductor, Inc., Cl A1	30,591,344	21,029,986
2,564,620	Navitas Semiconductor Corp.[1]	22,011,037	17,824,109
204,000	SiTime Corp.[1]	23,354,907	23,307,000

		77,427,288	65,514,795

26	See Notes to Financial Statements.

September 30, 2023	Baron Discovery Fund

PORTFOLIO OF INVESTMENTS (Continued)

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)

	Systems Software (10.45%)
1,594,900	Couchbase, Inc.[1,3]	$35,483,397	$27,368,484
190,200	CyberArk Software Ltd.[1,2]	24,587,554	31,149,054
430,775	Dynatrace, Inc. [1,3]	10,425,483	20,130,116
60,100	Qualys, Inc.[1]	1,588,807	9,168,255
1,325,000	SentinelOne, Inc., Cl A1	20,904,430	22,339,500
761,000	Varonis Systems, Inc.[1]	19,904,795	23,240,940

		112,894,466	133,396,349

Total Information Technology		383,611,335	445,820,195

Real Estate (2.51%)
	Industrial REITs (2.51%)
650,000	Rexford Industrial Realty, Inc.	31,657,136	32,077,500

Total Common Stocks		1,061,103,881	1,219,598,118

Principal Amount
Short Term Investments (4.13%)
$52,673,288	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $52,694,576; (Fully Collateralized by $59,214,600 U.S. Treasury Note, 0.75% due 3/31/2026 Market value - $53,726,784)[4]	52,673,288	52,673,288

Total Investments (99.65%)		$1,113,777,169	1,272,271,406

Cash and Other Assets Less Liabilities (0.35%)			4,438,792

Net Assets			$1,276,710,198

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	27

Baron Durable Advantage Fund	September 30, 2023

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2023

Shares		Cost	Value
Common Stocks (97.39%)
Communication Services (12.06%)
	Interactive Media & Services (12.06%)
36,592	Alphabet, Inc., Cl C1	$3,758,424	$4,824,655
24,184	Meta Platforms, Inc., Cl A1	3,626,430	7,260,279

Total Communication Services		7,384,854	12,084,934

Consumer Discretionary (7.05%)
	Broadline Retail (7.05%)
55,614	Amazon.com, Inc.[1]	6,404,816	7,069,652

Consumer Staples (2.58%)
	Consumer Staples Merchandise Retail (2.25%)
3,990	Costco Wholesale Corp.	1,710,092	2,254,190

	Personal Care Products (0.33%)
2,280	The Estée Lauder Companies, Inc., Cl A	570,117	329,574

Total Consumer Staples		2,280,209	2,583,764

Financials (30.26%)
	Asset Management & Custody Banks (4.69%)
19,487	Blackstone, Inc.	1,840,760	2,087,837
83,562	Brookfield Corp.[2]	3,038,838	2,612,984

		4,879,598	4,700,821

	Financial Exchanges & Data (11.61%)
11,194	CME Group, Inc.	2,107,095	2,241,263
7,843	Moody’s Corp.	2,230,080	2,479,722
5,815	MSCI, Inc.	2,773,579	2,983,560
10,737	S&P Global, Inc.	3,543,550	3,923,407

		10,654,304	11,627,952

	Investment Banking & Brokerage (2.13%)
8,985	LPL Financial Holdings, Inc.	1,874,973	2,135,285

	Property & Casualty Insurance (4.83%)
60,751	Arch Capital Group Ltd.[1,2]	3,196,898	4,842,462

	Transaction & Payment Processing Services (7.00%)
7,556	MasterCard, Incorporated, Cl A	2,524,343	2,991,496
17,498	Visa, Inc., Cl A	3,904,739	4,024,715

		6,429,082	7,016,211

Total Financials		27,034,855	30,322,731

Health Care (11.69%)
	Life Sciences Tools & Services (7.43%)
9,793	Agilent Technologies, Inc.	1,152,084	1,095,053
9,943	Danaher Corp.	2,229,008	2,466,858
1,033	Mettler-Toledo International, Inc.[1]	1,206,399	1,144,637
5,411	Thermo Fisher Scientific, Inc.	2,642,742	2,738,886

		7,230,233	7,445,434

	Managed Health Care (4.26%)
8,470	UnitedHealth Group, Incorporated	3,660,463	4,270,489

Total Health Care		10,890,696	11,715,923

Shares		Cost	Value
Common Stocks (continued)
Industrials (2.48%)
	Aerospace & Defense (2.48%)
19,233	HEICO Corp., Cl A	$2,329,442	$2,485,288

Information Technology (31.27%)
	Application Software (6.71%)
6,342	Adobe, Inc.[1]	2,595,751	3,233,786
6,827	Intuit, Inc.	3,040,418	3,488,187

		5,636,169	6,721,973

	Electronic Manufacturing Services (0.82%)
6,675	TE Connectivity Ltd.[2]	831,183	824,563

	IT Consulting & Other Services (3.33%)
10,860	Accenture plc, Cl A2	3,065,901	3,335,215

	Semiconductors (11.24%)
7,089	Monolithic Power Systems, Inc.	2,945,293	3,275,118
9,698	NVIDIA Corp.	1,777,569	4,218,533
26,267	Taiwan Semiconductor Manufacturing Co., Ltd., ADR[2]	2,422,095	2,282,602
9,365	Texas Instruments, Inc.	1,596,501	1,489,129

		8,741,458	11,265,382

	Systems Software (9.17%)
29,086	Microsoft Corporation	7,541,089	9,183,904

Total Information Technology		25,815,800	31,331,037

Total Common Stocks		82,140,672	97,593,329

Principal Amount
Short Term Investments (5.46%)
$5,472,874	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/29/2023, 4.85% due 10/2/2023; Proceeds at maturity $5,475,086; (Fully Collateralized by $5,643,000 U.S. Treasury Note, 3.75% due 4/15/2026 Market value - $5,582,389)[3]	5,472,874	5,472,874

Total Investments (102.85%)		$87,613,546	103,066,203

Liabilities Less Cash and Other Assets (-2.85%)			(2,856,650)

Net Assets			$100,209,553

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

September 30, 2023	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2023

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$4,368,127,522	$6,281,435,849	$4,212,577,567	$994,387,546
“Affiliated” investments	—	1,162,981,400	—	—

Total investments, at value	4,368,127,522	7,444,417,249	4,212,577,567	994,387,546
Cash	—	—	252,855	—
Receivable for securities sold	4,708,923	2,862,095	8,800,401	—
Receivable for capital shares sold	1,395,060	4,596,525	2,539,585	5,879,008
Dividends and interest receivable	471,242	3,590,170	1,075,890	27,277
Prepaid expenses	25,527	41,584	24,322	4,536

	4,374,728,274	7,455,507,623	4,225,270,620	1,000,298,367

Liabilities:
Payable for securities purchased	2,341,324	1,021,288	3,165,476	—
Payable for capital shares redeemed	1,355,093	9,041,485	6,235,294	747,457
Trustee fees payable (Note 4)	63,501	108,410	61,140	12,956
Investment advisory fees payable (Note 4)	779	749	894	802
Distribution fees payable (Note 4)	309	230	756	621
Other accrued expenses and payables	579,986	745,316	661,516	170,605

	4,340,992	10,917,478	10,125,076	932,441

Net Assets	$4,370,387,282	$7,444,590,145	$4,215,145,544	$999,365,926

Net Assets consist of:
Paid-in capital	$1,211,223,358	$1,135,410,740	$2,111,813,548	$666,582,025
Distributable earnings/(losses)	3,159,163,924	6,309,179,405	2,103,331,996	332,783,901

Net Assets	$4,370,387,282	$7,444,590,145	$4,215,145,544	$999,365,926

Retail Shares:
Net Assets	$1,987,090,832	$2,211,710,139	$1,187,753,177	$497,442,416
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,971,665	24,425,838	42,787,493	16,220,643

Net Asset Value Per Share	$90.44	$90.55	$27.76	$30.67

Institutional Shares:
Net Assets	$2,236,639,168	$5,007,155,765	$2,821,121,451	$473,173,425
Shares Outstanding ($0.01 par value; indefinite shares authorized)	23,376,626	52,420,142	94,342,118	14,498,704

Net Asset Value Per Share	$95.68	$95.52	$29.90	$32.64

R6 Shares:
Net Assets	$146,657,282	$225,724,241	$206,270,916	$28,750,085
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,533,276	2,362,942	6,901,027	879,993

Net Asset Value Per Share	$95.65	$95.53	$29.89	$32.67

*Investments in securities, at cost:
Unaffiliated investments	$1,343,673,819	$1,074,046,006	$2,221,373,650	$548,972,828
“Affiliated” investments	—	175,903,081	—	—

Total investments, at cost	$1,343,673,819	$1,249,949,087	$2,221,373,650	$548,972,828

See Notes to Financial Statements.	29

Baron Funds	September 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2023

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$464,867,200	$1,272,271,406	$103,066,203
“Affiliated” investments	—	—	—

Total investments, at value	464,867,200	1,272,271,406	103,066,203
Cash	—	—	4,775
Receivable for securities sold	2,320,729	2,892,101	—
Receivable for capital shares sold	189,114	2,300,235	829,642
Dividends and interest receivable	882	389,380	18,690
Prepaid expenses	2,077	7,238	300

	467,380,002	1,277,860,360	103,919,610

Liabilities:
Payable for securities purchased	5,724,210	—	3,594,539
Payable for capital shares redeemed	109,861	881,595	21,465
Trustee fees payable (Note 4)	5,565	17,887	788
Investment advisory fees payable (Note 4)	936	749	632
Distribution fees payable (Note 4)	362	5	97
Other accrued expenses and payables	107,252	249,926	92,536

	5,948,186	1,150,162	3,710,057

Net Assets	$461,431,816	$1,276,710,198	$100,209,553

Net Assets consist of:
Paid-in capital	$316,452,511	$1,331,290,243	$86,973,248
Distributable earnings/(losses)	144,979,305	(54,580,045)	13,236,305

Net Assets	$461,431,816	$1,276,710,198	$100,209,553

Retail Shares:
Net Assets	$103,029,257	$131,556,692	$16,633,379
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,887,329	5,419,127	850,856

Net Asset Value Per Share	$35.68	$24.28	$19.55

Institutional Shares:
Net Assets	$332,943,227	$1,098,719,653	$78,636,451
Shares Outstanding ($0.01 par value; indefinite shares authorized)	9,031,863	44,101,862	3,968,099

Net Asset Value Per Share	$36.86	$24.91	$19.82

R6 Shares:
Net Assets	$25,459,332	$46,433,853	$4,939,723
Shares Outstanding ($0.01 par value; indefinite shares authorized)	690,795	1,863,673	249,249

Net Asset Value Per Share	$36.86	$24.92	$19.82

*Investments in securities, at cost:
Unaffiliated investments	$296,837,024	$1,113,777,169	$87,613,546
“Affiliated” investments	—	—	—

Total investments, at cost	$296,837,024	$1,113,777,169	$87,613,546

30	See Notes to Financial Statements.

September 30, 2023	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2023

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Investment income(loss):
Income:
Dividends — Unaffiliated investments[1]	$20,900,041	$54,255,078	$23,163,363	$2,584,328
Dividends — “Affiliated” investments	—	22,193,250	—	—
Interest	1,595,451	1,816,627	8,550,914	717,854

Total income	22,495,492	78,264,955	31,714,277	3,302,182

Expenses:
Investment advisory fees (Note 4)	44,668,953	73,908,239	42,487,664	9,023,939
Distribution fees — Retail Shares (Note 4)	5,128,198	5,726,090	3,027,667	1,170,307
Shareholder servicing agent fees and expenses — Retail Shares	208,990	177,470	123,790	63,240
Shareholder servicing agent fees and expenses — Institutional Shares	74,960	126,400	99,380	24,704
Shareholder servicing agent fees and expenses — R6 Shares	9,775	13,248	13,461	1,697
Reports to shareholders	1,130,200	1,344,900	1,360,030	197,090
Trustee fees and expenses (Note 4)	248,095	412,409	245,576	47,299
Custodian and fund accounting fees	134,550	234,056	169,280	56,956
Registration and filing fees	112,340	138,210	112,140	77,550
Professional fees	105,055	148,185	91,854	67,653
Line of credit fees	81,055	132,483	75,795	15,974
Insurance expense	71,645	114,690	66,464	14,334
Administration fees	59,087	70,297	59,737	46,789
Miscellaneous expenses	2,425	2,425	2,516	2,450

Total operating expenses	52,035,328	82,549,102	47,935,354	10,809,982
Interest expense on borrowings	—	865,599	—	2,821

Total gross expenses	52,035,328	83,414,701	47,935,354	10,812,803
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	—	—	—	—
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	—	—	—	—
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	—	—	—	—

Total net expenses	52,035,328	83,414,701	47,935,354	10,812,803

Net investment income (loss)	(29,539,836)	(5,149,746)	(16,221,077)	(7,510,621)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	164,608,153	123,576,340	145,646,874	9,030,106
Net realized gain (loss) on investments sold — “Affiliated” investments	—	4,871,918	—	—
Net realized gain (loss) on foreign currency transactions	—	(20,374)	16,807	(14,958)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	531,421,964	1,026,112,937	543,818,302	182,969,238
Investments — “Affiliated” investments	—	56,112,734	—	—
Unfunded commitments	—	—	—	13,122
Foreign currency translations	—	(255)	—	—

Net gain (loss) on investments	696,030,117	1,210,653,300	689,481,983	191,997,508

Voluntary payment from Adviser (Note 4)	—	—	573	—

Net increase (decrease) in net assets resulting from operations	$666,490,281	$1,205,503,554	$673,261,479	$184,486,887

[1] Net of foreign taxes withheld on dividends of	$—	$10,611	$66,939	$20,009

See Notes to Financial Statements.	31

Baron Funds	September 30, 2023

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED SEPTEMBER 30, 2023

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Investment income(loss):
Income:
Dividends — Unaffiliated investments[1]	$275,038	$2,770,295	$497,668
Dividends — “Affiliated” investments	—	—	—
Interest	243,566	2,589,447	97,277

Total income	518,604	5,359,742	594,945

Expenses:
Investment advisory fees (Note 4)	2,879,617	12,681,370	418,963
Distribution fees — Retail Shares (Note 4)	225,551	368,192	25,670
Shareholder servicing agent fees and expenses — Retail Shares	27,314	29,548	15,972
Shareholder servicing agent fees and expenses — Institutional Shares	19,584	48,190	12,562
Shareholder servicing agent fees and expenses — R6 Shares	1,595	2,777	259
Reports to shareholders	64,610	346,600	11,280
Trustee fees and expenses (Note 4)	20,875	69,691	2,904
Custodian and fund accounting fees	31,367	61,720	13,622
Registration and filing fees	51,030	73,040	67,790
Professional fees	64,468	69,970	66,234
Line of credit fees	7,642	23,091	1,235
Insurance expense	6,878	20,465	834
Administration fees	45,310	47,164	44,487
Miscellaneous expenses	2,428	2,449	4,275

Total operating expenses	3,448,269	13,844,267	686,087
Interest expense on borrowings	26,843	—	—

Total gross expenses	3,475,112	13,844,267	686,087
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	(46,513)	—	(45,997)
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	(84,176)	—	(150,070)
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	(6,590)	—	(13,160)

Total net expenses	3,337,833	13,844,267	476,860

Net investment income (loss)	(2,819,229)	(8,484,525)	118,085

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	19,765,810	(123,882,573)	171,587
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—
Net realized gain (loss) on foreign currency transactions	912	9,724	—
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	68,310,438	237,842,879	15,779,529
Investments — “Affiliated” investments	—	—	—
Unfunded commitments	—	—	—
Foreign currency translations	—	(8,516)	—

Net gain (loss) on investments	88,077,160	113,961,514	15,951,116

Net increase (decrease) in net assets resulting from operations	$85,257,931	$105,476,989	$16,069,201

[1] Net of foreign taxes withheld on dividends of	$19,674	$2,001	$8,435

32	See Notes to Financial Statements.

September 30, 2023	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(29,539,836)	$(39,888,672)	$(5,149,746)	$(14,647,882)	$(16,221,077)	$(24,847,859)
Net realized gain (loss)	164,608,153	(5,376,717)	128,427,884	395,801,970	145,663,681	217,642,066
Change in net unrealized appreciation (depreciation)	531,421,964	(1,772,908,003)	1,082,225,416	(2,688,911,203)	543,818,302	(1,862,250,243)
Voluntary payment from Adviser (Note 4)	—	—	—	—	573	—

Increase (decrease) in net assets resulting from operations	666,490,281	(1,818,173,392)	1,205,503,554	(2,307,757,115)	673,261,479	(1,669,456,036)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(211,761,982)	(126,706,440)	(230,029,244)	(64,811,896)	(210,707,973)
Distributable earnings — Institutional Shares	—	(220,311,299)	(245,475,751)	(433,480,993)	(138,254,528)	(351,209,477)
Distributable earnings — R6 Shares	—	(13,229,041)	(10,133,722)	(16,496,073)	(9,940,890)	(30,096,709)

Decrease in net assets from distributions to shareholders	—	(445,302,322)	(382,315,913)	(680,006,310)	(213,007,314)	(592,014,159)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	39,850,074	67,693,340	101,360,061	143,366,452	59,410,546	91,952,314
Proceeds from the sale of shares — Institutional Shares	293,424,532	369,864,331	809,157,921	642,645,942	400,433,013	1,071,531,285
Proceeds from the sale of shares — R6 Shares	14,142,351	20,026,405	50,608,437	44,312,218	39,179,571	51,805,643
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	203,731,267	123,111,654	223,933,348	63,171,722	205,550,096
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	211,515,538	235,524,160	416,089,869	131,512,581	328,720,072
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	13,229,065	10,130,977	16,492,041	9,940,890	30,096,285
Cost of shares redeemed — Retail Shares	(183,821,498)	(268,117,959)	(286,604,257)	(410,366,700)	(196,237,866)	(246,322,081)
Cost of shares redeemed — Institutional Shares	(363,251,623)	(579,052,258)	(654,049,077)	(992,190,235)	(635,169,274)	(600,948,465)
Cost of shares redeemed — R6 Shares	(22,677,575)	(14,854,484)	(26,066,283)	(40,262,023)	(49,885,052)	(54,836,253)

Increase (decrease) in net assets derived from capital share transactions	(222,333,739)	24,035,245	363,173,593	44,020,912	(177,643,869)	877,548,896

Net increase (decrease) in net assets	444,156,542	(2,239,440,469)	1,186,361,234	(2,943,742,513)	282,610,296	(1,383,921,299)

Net Assets:
Beginning of year	3,926,230,740	6,165,671,209	6,258,228,911	9,201,971,424	3,932,535,248	5,316,456,547

End of year	$4,370,387,282	$3,926,230,740	$7,444,590,145	$6,258,228,911	$4,215,145,544	$3,932,535,248

Capital share transactions — Retail Shares
Shares sold	445,882	673,034	1,105,820	1,424,290	2,195,891	2,799,357
Shares issued in reinvestment of distributions	—	1,765,459	1,390,112	1,960,887	2,463,796	5,422,055
Shares redeemed	(2,040,562)	(2,684,948)	(3,147,012)	(4,160,724)	(7,319,463)	(7,757,397)

Net increase (decrease)	(1,594,680)	(246,455)	(651,080)	(775,547)	(2,659,776)	464,015

Capital share transactions — Institutional Shares
Shares sold	3,096,411	3,558,977	8,421,699	6,247,063	13,690,326	33,037,808
Shares issued in reinvestment of distributions	—	1,740,621	2,526,145	3,479,594	4,770,133	8,118,550
Shares redeemed	(3,814,904)	(5,780,900)	(6,823,837)	(9,786,343)	(21,850,800)	(17,971,264)

Net increase (decrease)	(718,493)	(481,302)	4,124,007	(59,686)	(3,390,341)	23,185,094

Capital share transactions — R6 Shares
Shares sold	146,661	192,053	520,741	417,243	1,339,970	1,463,943
Shares issued in reinvestment of distributions	—	108,896	108,649	137,905	360,700	743,485
Shares redeemed	(235,063)	(148,399)	(271,219)	(389,755)	(1,699,152)	(1,637,123)

Net increase (decrease)	(88,402)	152,550	358,171	165,393	1,518	570,305

See Notes to Financial Statements.	33

Baron Funds	September 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(7,510,621)	$(12,819,866)	$(2,819,229)	$(4,375,924)
Net realized gain (loss)	9,015,148	(114,444,479)	19,766,722	(40,287,484)
Change in net unrealized appreciation (depreciation)	182,982,360	(450,974,822)	68,310,438	(310,503,541)
Voluntary payment from Adviser (Note 4)	—	—	—	2,806

Increase (decrease) in net assets resulting from operations	184,486,887	(578,239,167)	85,257,931	(355,164,143)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(71,908,828)	—	(5,787,989)
Distributable earnings — Institutional Shares	—	(56,443,664)	—	(18,618,604)
Distributable earnings — R6 Shares	—	(2,851,069)	—	(1,194,492)

Decrease in net assets from distributions to shareholders	—	(131,203,561)	—	(25,601,085)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	34,372,223	90,140,013	18,368,310	18,549,655
Proceeds from the sale of shares — Institutional Shares	151,526,377	257,363,466	83,292,712	92,824,095
Proceeds from the sale of shares — R6 Shares	1,139,270	2,207,375	153,765	178,819
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	67,945,176	—	5,516,266
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	55,956,931	—	17,875,277
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	2,844,939	—	1,194,492
Cost of shares redeemed — Retail Shares	(83,435,636)	(197,463,874)	(17,879,353)	(41,581,582)
Cost of shares redeemed — Institutional Shares	(134,518,791)	(335,516,447)	(93,902,515)	(163,573,800)
Cost of shares redeemed — R6 Shares	(1,431,012)	(844,326)	(929,118)	(358,230)

Increase (decrease) in net assets derived from capital share transactions	(32,347,569)	(57,366,747)	(10,896,199)	(69,375,008)

Net increase (decrease) in net assets	152,139,318	(766,809,475)	74,361,732	(450,140,236)

Net Assets:
Beginning of year	847,226,608	1,614,036,083	387,070,084	837,210,320

End of year	$999,365,926	$847,226,608	$461,431,816	$387,070,084

Capital share transactions — Retail Shares
Shares sold	1,179,931	2,484,667	529,126	447,331
Shares issued in reinvestment of distributions	—	1,585,282	—	98,050
Shares redeemed	(3,106,653)	(5,844,624)	(570,302)	(1,012,340)

Net increase (decrease)	(1,926,722)	(1,774,675)	(41,176)	(466,959)

Capital share transactions — Institutional Shares
Shares sold	4,946,786	7,072,311	2,539,955	2,346,961
Shares issued in reinvestment of distributions	—	1,232,803	—	309,047
Shares redeemed	(4,753,258)	(9,516,207)	(3,029,356)	(3,866,788)

Net increase (decrease)	193,528	(1,211,093)	(489,401)	(1,210,780)

Capital share transactions — R6 Shares
Shares sold	39,617	65,134	4,591	4,066
Shares issued in reinvestment of distributions	—	62,595	—	20,645
Shares redeemed	(49,642)	(25,022)	(26,052)	(8,514)

Net increase (decrease)	(10,025)	102,707	(21,461)	16,197

34	See Notes to Financial Statements.

September 30, 2023	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Discovery Fund		Baron Durable Advantage Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(8,484,525)	$(13,475,018)	$118,085	$(11,598)
Net realized gain (loss)	(123,872,849)	(75,552,920)	171,587	(2,488,168)
Change in net unrealized appreciation (depreciation)	237,834,363	(644,114,561)	15,779,529	(7,952,242)
Voluntary payment from Adviser (Note 4)	—	—	—	—

Increase (decrease) in net assets resulting from operations	105,476,989	(733,142,499)	16,069,201	(10,452,008)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(9,414,668)	—	(30,878)
Distributable earnings — Institutional Shares	—	(60,239,989)	—	(113,095)
Distributable earnings — R6 Shares	—	(1,452,600)	—	(13,889)

Decrease in net assets from distributions to shareholders	—	(71,107,257)	—	(157,862)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	22,756,802	48,756,595	10,429,207	10,284,958
Proceeds from the sale of shares — Institutional Shares	372,347,004	586,671,824	48,718,221	24,671,094
Proceeds from the sale of shares — R6 Shares	8,945,361	36,375,153	268,603	91,467
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	9,287,250	—	30,578
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	57,450,593	—	113,095
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	1,452,600	—	13,889
Cost of shares redeemed — Retail Shares	(50,897,545)	(77,220,580)	(3,911,919)	(10,048,214)
Cost of shares redeemed — Institutional Shares	(318,040,395)	(732,766,259)	(6,088,641)	(20,973,005)
Cost of shares redeemed — R6 Shares	(7,718,677)	(11,516,145)	(7,004)	(21)

Increase (decrease) in net assets derived from capital share transactions	27,392,550	(81,508,969)	49,408,467	4,183,841

Net increase (decrease) in net assets	132,869,539	(885,758,725)	65,477,668	(6,426,029)

Net Assets:
Beginning of year	1,143,840,659	2,029,599,384	34,731,885	41,157,914

End of year	$1,276,710,198	$1,143,840,659	$100,209,553	$34,731,885

Capital share transactions — Retail Shares
Shares sold	946,591	1,672,260	561,883	565,882
Shares issued in reinvestment of distributions	—	264,594	—	1,524
Shares redeemed	(2,121,746)	(2,662,561)	(228,857)	(577,318)

Net increase (decrease)	(1,175,155)	(725,707)	333,026	(9,912)

Capital share transactions — Institutional Shares
Shares sold	15,011,069	20,118,331	2,722,811	1,322,560
Shares issued in reinvestment of distributions	—	1,602,527	—	5,588
Shares redeemed	(12,828,286)	(25,486,239)	(350,159)	(1,189,441)

Net increase (decrease)	2,182,783	(3,765,381)	2,372,652	138,707

Capital share transactions — R6 Shares
Shares sold	358,747	1,171,794	14,112	5,307
Shares issued in reinvestment of distributions	—	40,519	—	687
Shares redeemed	(307,703)	(410,088)	(428)	(1)

Net increase (decrease)	51,044	802,225	13,684	5,993

See Notes to Financial Statements.	35

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers seven series (individually, a Fund and collectively, the Funds): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Each Fund is diversified. The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Durable Advantage Fund seeks capital appreciation through long-term investments primarily in securities of large-sized companies.

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Trust is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

a) Net Asset Value.  The Funds’ share prices or net asset values (NAV) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the NAV Calculation Time)) on the New York Stock Exchange (the Exchange) on any day the Exchange is scheduled to be open. The NAV per share of a class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding.

b) Security Valuation.  Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the Adviser) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the Board). The Board has designated the Adviser to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the Committee) comprised of senior management representatives and the Committee reports to the Board every quarter. Accordingly, the Committee may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Adviser’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

c) Securities Transactions and Investment Income.  Fund securities transactions are accounted for on trade date. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments and the amounts may subsequently be reclassified upon receipt of information from the issuer.

d) Expense Allocation.  The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses of the Trust and Baron Select Funds (collectively, the Fund Complex), not directly chargeable to one or more specific Baron funds are typically allocated among the funds in the Fund Complex in proportion to their respective net assets. The Funds accrue distribution and service (12b-1) fees to Retail Shares.

e) Use of Estimates.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

f) Foreign Currency Translations.  The accounting records of the Funds are maintained in U.S. dollars. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

There were no securities on loan at September 30, 2023.

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at September 30, 2023, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Portfolio of Investments.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (MLPs). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Special Purpose Acquisition Company.  The Funds may acquire an interest in a special purpose acquisition company (SPAC) in an initial public offering (IPO), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

k) Private Investment in Public Equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

l) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

m) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board. Refer to Note 6 for additional information.

n) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late-year loss deferral, post-October loss deferral, and wash sale loss deferral. Income dividends are normally declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Funds, if not distributed. The Funds intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

o) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p) Cash and Cash Equivalents.  The Funds consider all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2023 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$242,544,397	$504,181,960
Baron Growth Fund	155,022,924	214,911,465
Baron Small Cap Fund	424,092,644	698,856,532
Baron Opportunity Fund	208,325,274	243,516,203
Baron Fifth Avenue Growth Fund	55,114,646	65,011,248
Baron Discovery Fund	418,086,115	419,803,073
Baron Durable Advantage Fund	48,855,680	1,224,857

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (BCG), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee accrued daily as a percentage of each Fund’s average daily net assets and payable monthly, at an annual rate set forth below.

Fund	Annual Rate
Baron Asset Fund	1.00%
Baron Growth Fund	1.00%
Baron Small Cap Fund	1.00%
Baron Opportunity Fund	1.00%
Baron Fifth Avenue Growth Fund	0.70%
Baron Discovery Fund	1.00%
Baron Durable Advantage Fund	0.65%

The Adviser has contractually agreed to waive its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Opportunity Fund	1.50%	1.25%	1.24%
Baron Fifth Avenue Growth Fund	1.00%	0.75%	0.75%
Baron Discovery Fund	1.35%	1.10%	1.09%
Baron Durable Advantage Fund	0.95%	0.70%	0.70%

During the year ended September 30, 2023, the Adviser waived its management fees and reimbursed other expenses, if applicable, as follows:

	Retail Shares		Institutional Shares		R6 Shares

Fund	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Baron Fifth Avenue Growth Fund	$46,513	$—	$84,176	$—	$6,590	$—
Baron Durable Advantage Fund	45,997	—	150,070	—	13,160	—

The aforementioned fee waivers and reimbursements, if applicable, are not subject to recoupment by the Adviser.

b) Distribution Fees.  Baron Capital, Inc. (BCI), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are officers of the Adviser and received no direct renumeration in such capacity from the Fund Complex. The Fund Complex pays each Independent Trustee (an Independent Trustee is a Trustee who is not an interested person (as defined in the 1940 Act) of the Fund Complex) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation with the Audit Committee Chairperson receiving an additional $10,000.

d) Custody, Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (State Street) to perform custody, accounting and certain administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Select Funds, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended September 30, 2023, the Funds engaged in the following cross trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Opportunity Fund	$—	$2,335,800	$(791,707)
Baron Discovery Fund	2,335,800	—	—

f) Voluntary Payment.  During the year ended September 30, 2023, the Adviser made a voluntary payment to Baron Small Cap Fund in the amount of $573 to compensate the Fund for a loss incurred due to a trading error. The impact of this payment increased the Fund’s total return by less than 0.01%.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

g) Ownership Concentration.  As of September 30, 2023, the officers, Trustees, and portfolio managers owned, directly or indirectly, 11.58% of Baron Fifth Avenue Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund shareholders.

h) Transactions in “Affiliated” Companies1

BARON GROWTH FUND

Name of Issuer	Value at September 30, 2022	Purchase Cost or Additions	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at September 30, 2023	Value at September 30, 2023	% of Net Assets at September 30, 2023
“Affiliated” Company as of September 30, 2023:
Choice Hotels International, Inc.	$325,822,000	$—	1,219,336	$37,625,503	$1,013,983	$3,261,500	2,965,000	$363,242,150	4.88%
Iridium Communications, Inc.	350,523,000	—	4,408,916	5,987,231	3,857,935	3,051,750	7,825,000	355,959,250	4.78%
Vail Resorts, Inc. [2]	431,280,000	—	—	12,500,000	—	15,880,000	2,000,000	443,780,000	5.96%

	$1,107,625,000	$—	$5,628,252	$56,112,734	$4,871,918	$22,193,250		$1,162,981,400

[1]

An “Affiliated” company (affiliated person as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2023.

[2]	Vail Resorts, Inc. became an affiliated company on June 5, 2023 due to decrease of shares of the registrant’s outstanding common stock.

5. LINE OF CREDIT

The Fund Complex (except Baron Partners Fund), participates in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended September 30, 2023, the following Funds had borrowings under the line of credit as follows:

Fund	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowing Outstanding	Outstanding Balance as of 9/30/2023
Baron Growth Fund	$53.6 million	$86.4 million	5.04%	117	$—
Baron Opportunity Fund	$3.7 million	$4.4 million	5.51%	5	$—
Baron Fifth Avenue Fund	$5.1 million	$13.5 million	5.30%	36	$—

*	For the days borrowings were outstanding.

The Adviser believes that the fair value of the liabilities under the line of credit agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates over time. A Fund’s outstanding balance under the line of credit agreement, if any, would be categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 7.

6. RESTRICTED SECURITIES

At September 30, 2023, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of SEC Rule 22e – 4 (the “Liquidity Rule”) governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material.

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

At September 30, 2023, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	1/25/2023	$12,157,493
StubHub Holdings, Inc.	12/22/2021	37,919,959

Private Preferred Stocks
Space Exploration Technologies Corp.	8/4/2020	72,114,683

Total Restricted Securities		$122,192,135

(Cost $88,500,527)† (2.80% of Net Assets)

	Baron Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Farmers Business Network, Inc.	7/31/2020	$785,437

Private Convertible Preferred Stocks
Northvolt AB	9/21/2020	13,867,853

Total Restricted Securities		$14,653,290

(Cost $25,674,991)† (0.20% of Net Assets)

	Baron Opportunity Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Farmers Business Network, Inc.	7/31/2020	$338,645
GM Cruise Holdings LLC	5/19/2022	76,958
Space Exploration Technologies Corp.	3/25/2021	10,253,190
X Holdings I, Inc.	5/4/2022	3,707,500

Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020-9/28/2023	2,766,001

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	6,067,910
Space Exploration Technologies Corp.	8/4/2020	13,868,323

Total Restricted Securities		$37,078,527

(Cost $31,003,892)† (3.71% of Net Assets)

	Baron Fifth Avenue Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	$4,011,857

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	3,029,637

Total Restricted Securities		$7,041,494

(Cost $6,012,083)† (1.53% of Net Assets)

†	See Portfolios of Investments for cost of individual securities.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,221,394,740	$—	$—	$4,221,394,740
Private Common Stocks†	—	—	50,077,452	50,077,452
Private Preferred Stocks	—	—	72,114,683	72,114,683
Short Term Investments	—	24,540,647	—	24,540,647

Total Investments	$4,221,394,740	$24,540,647	$122,192,135	$4,368,127,522

	Baron Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,419,873,389	$—	$—	$7,419,873,389
Private Common Stocks	—	—	785,437	785,437
Private Convertible Preferred Stocks	—	—	13,867,853	13,867,853
Short Term Investments	—	9,890,570	—	9,890,570

Total Investments	$7,419,873,389	$9,890,570	$14,653,290	$7,444,417,249

	Baron Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,030,857,706	$41,507,796	$—	$4,072,365,502
Short Term Investments	—	140,212,065	—	140,212,065

Total Investments	$4,030,857,706	$181,719,861	$—	$4,212,577,567

†	See Portfolios of Investments for additional detailed categorizations.

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Opportunity Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$949,317,886	$—	$—	$949,317,886
Private Common Stocks†	—	—	14,376,293	14,376,293
Private Convertible Preferred Stocks	—	—	2,766,001	2,766,001
Private Preferred Stocks†	—	—	19,936,233	19,936,233
Short Term Investments	—	7,991,133	—	7,991,133

Total Investments	$949,317,886	$7,991,133	$37,078,527	$994,387,546

	Baron Fifth Avenue Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$447,211,067	$4,071,213	$—	$451,282,280
Private Common Stocks	—	—	4,011,857	4,011,857
Private Preferred Stocks	—	—	3,029,637	3,029,637
Short Term Investments	—	6,543,426	—	6,543,426

Total Investments	$447,211,067	$10,614,639	$7,041,494	$464,867,200

	Baron Discovery Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,219,598,118	$—	$—	$1,219,598,118
Short Term Investments	—	52,673,288	—	52,673,288

Total Investments	$1,219,598,118	$52,673,288	$—	$1,272,271,406

	Baron Durable Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$97,593,329	$—	$—	$97,593,329
Short Term Investments	—	5,472,874	—	5,472,874

Total Investments	$97,593,329	$5,472,874	$—	$103,066,203

†	See Portfolios of Investments for additional detailed categorizations.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

Investments in Securities	Balance as of September 30, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3		Transfers Out of Level 3	Balance as of September 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2023
Private Common Stocks
Communication Services[1]	$24,543,535	$—	$—	$13,376,424	$—	$—	$—		$—	$37,919,959	$13,376,424
Industrials	—	—	—	(342,533)	12,500,026	—	—		—	12,157,493	(342,533)

Private Preferred Stocks
Industrials	57,790,702	—	—	14,323,981	—	—	—		—	72,114,683	14,323,981

Total	$82,334,237	$—	$—	$27,357,872	$12,500,026	$—	$—		$—	$122,192,135	$27,357,872

	Baron Growth Fund

Investments in Securities	Balance as of September 30, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3		Transfers Out of Level 3	Balance as of September 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2023
Private Common Stocks
Materials	$—	$—	$—	$—	$—	$—	$785,437	[2]	$—	$785,437	$(12,840,881)

Private Convertible Preferred Stocks
Industrials	17,811,468	—	—	(3,943,615)	—	—	—		—	13,867,853	$(3,943,615)
Materials	13,626,318	—	—	(12,840,881)	—	—	—		(785,437)[2]	—	—

Total	$31,437,786	$—	$—	$(16,784,496)	$—	$—	$785,437		$(785,437)	$14,653,290	$(16,784,496)

[1]	The GICS sector reclassification for StubHub Holdings, Inc. from Consumer Discretionary to Communication Services occurred on March 17, 2023.
[2]	Farmers Business Network, Inc. private preferred stock conversion to private common stock occurred on September 28, 2023.

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Opportunity Fund

Investments in Securities	Balance as of September 30, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3		Transfers Out of Level 3	Balance as of September 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2023
Private Common Stocks
Communication Services	$—	$—	$—	$(1,292,500)	$5,000,000	$	$—		$—	$3,707,500	$(1,292,500)
Industrials	8,306,035	—	—	2,024,113	—	—	—		—	10,330,148	2,024,113
Materials	—	—	—	—	—	—	338,645	[1]	—	338,645	(2,056,007)

Private Convertible Preferred Stocks
Materials	7,009,499	—	—	(4,520,614)	615,761	—	—		(338,645)[1]	2,766,001	(2,464,607)

Private Preferred Stocks
Industrials	18,105,267	—	—	1,830,966	—	—	—		—	19,936,233	1,830,966

Total	$33,420,801	$—	$—	$(1,958,035)	$5,615,761	—	$338,645		$(338,645)	$37,078,527	$(1,958,035)

Unfunded Commitments	$(13,122)	$—	$—	$13,122	$—	$—	$—		$—	$—	$—

	Baron Fifth Avenue Growth Fund

Investments in Securities	Balance as of September 30, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3		Transfers Out of Level 3	Balance as of September 30, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2023
Private Common Stocks
Industrials	$3,214,862	—	—	$796,995	—	—	—		—	$4,011,857	796,995

Private Preferred Stocks
Industrials	3,490,813	—	—	(461,176)	—	—	—		—	3,029,637	(461,176)

Total	$6,705,675	$—	$—	$335,819	$—	$—	$—		$—	$7,041,494	$335,819

[1]	Farmers Business Network, Inc. private preferred stock conversion to private common stock occurred on September 28, 2023.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of September 30, 2023 were as follows:

Baron Asset Fund

Sector	Company	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on September 30, 2023	Range used on September 30, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Communication Services	StubHub Holdings, Inc.	$37,919,959	Combination of valuation using multiples, current value via comparable companies, option-pricing, and scenario analysis methods	Enterprise Value / EBITDA Multiple	17.9x%	10.3x - 21.5x	Increase
				Change in the composite equity index of comparable companies	(0.10)%	(0.78)% - 1.30%	Increase
				Discount for lack of marketability	11.45%	8.98% - 11.58%	Decrease
				Estimated volatility of the returns of equity[1]	44.78%	28.12% - 53.38%	Decrease
				Scenario Probabilities: Scenario A / Scenario B / Scenario C2	95% / 4% / 1%	1% - 95%	n/a
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$12,157,493	Combination of transaction price and current value via comparable companies	Observed Transaction Price	$81.00	$81.00	Increase
				Change in the composite equity index of comparable companies	0.43%	(1.12)% - 3.28%	Increase
Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$72,114,683	Combination of transaction price and current value via comparable companies	Observed Transaction Price	$810.00	$810.00	Increase
				Change in the composite equity index of comparable companies	0.43%	(1.12)% - 3.28%	Increase

Baron Opportunity Fund

Sector	Company	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on September 30, 2023	Range used on September 30, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Communication Services	X Holdings I, Inc.	$3,707,500	Combination of valuation using multiples and option-pricing methods	Enterprise Value / Free Cash Flow Multiple	28.8x	20.5x - 37.3x	Increase
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$10,253,190	Combination of transaction price and current value via comparable companies	Observed Transaction Price	$81.00	$81.00	Increase
				Change in the composite equity index of comparable companies	0.43%	(1.12)% - 3.28%	Increase
Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$13,868,323	Combination of transaction price and current value via comparable companies	Observed Transaction Price	$810.00	$810.00	Increase
				Change in the composite equity index of comparable companies	0.43%	(1.12)% - 3.28%	Increase

See footnotes on page 47.

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Opportunity Fund

Sector	Company	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on September 30, 2023	Range used on September 30, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Industrials	GM Cruise Holdings LLC	$ 76,958	Combination of transaction price, option-pricing, and scenario analysis methods	Observed Transaction Price	$23.56	$23.56	Increase
				Discount for lack of marketability	8.53%	8.53%	Decrease
				Estimated volatility of the returns of equity[4]	32.96%	25.36% - 76.73%	Decrease
				Scenario Probabilities: Scenario A / Scenario B5	70% / 30%	30% - 70%	n/a
Private Preferred Stocks: Industrials	GM Cruise Holdings LLC	$6,067,910	Combination of transaction price, option-pricing, and scenario analysis methods	Observed Transaction Price	$23.56	$23.56	Increase
				Discount for lack of marketability	8.53%	8.53%	Decrease
				Estimated volatility of the returns of equity[4]	32.96%	25.36% - 76.73%	Decrease
				Scenario Probabilities: Scenario A / Scenario B5	70% / 30%	30% - 70%	n/a
Private Common Stocks: Materials	Farmers Business Network, Inc.	$ 338,645	Scenario analysis	Public Markets Event Scenario Probabilities[6]	9.1%	8% - 10%	n/a
				Liquidity Scenario Probabilities: Scenario A / Scenario B5	50.00%	50% - 50%	n/a
Private Convertible Preferred Stocks: Materials	Farmers Business Network, Inc.	$2,766,001	Scenario analysis	Public Markets Event Scenario Probabilities[6]	9.1%	8% - 10%	n/a
				Liquidity Scenario Probabilities: Scenario A / Scenario B5	50.00%	50% - 50%	n/a

Baron Fifth Avenue Growth Fund

Sector	Company	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Input	Weighted Average used on September 30, 2023	Range used on September 30, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$4,011,857	Combination of transaction price and current value via comparable companies	Observed Transaction Price	$81.00	$81.00	Increase
				Change in the composite equity index of comparable companies	0.43%	(1.12)% - 3.28%	Increase
Private Preferred Stocks: Industrials	GM Cruise Holdings LLC	$3,029,637	Combination of transaction price, option-pricing, and scenario analysis methods	Observed Transaction Price	$23.56	$23.56	Increase
				Discount for lack of marketability	8.53%	8.53%	Decrease
				Estimated volatility of the returns of equity[4]	32.96%	25.36% - 76.73%	Decrease
				Scenario Probabilities: Scenario A / Scenario B5	70% / 30%	30% - 70%	n/a

[1]	The volatility was calculated as a weighted average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
[2]	Scenario A represents a Direct Listing/IPO Event, Scenario B represents an Other Sale Event, and Scenario C represents a Liquidation Event.
[3]

The volatility was calculated as a weighted-average of the volatilities of several groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

[4]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies and an ETF. Some companies have a higher weight in the calculation than others.
[5]	Scenario A represents an IPO Event, while Scenario B represents a Liquidation/M&A Event.
[6]	The probabilities are associated with a range of potential IPO valuations.
*

Represents the directional change in the fair value of Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) may differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2023, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment losses and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

Fund	Distributable Earnings/(Losses)	Paid-In Capital
Baron Asset Fund	$32,427,915	$(32,427,915)
Baron Growth Fund	9,943,136	(9,943,136)
Baron Small Cap Fund	504,330	(504,330)
Baron Opportunity Fund	10,139,594	(10,139,594)
Baron Fifth Avenue Growth Fund	3,489,224	(3,489,224)
Baron Discovery Fund	10,930,322	(10,930,322)
Baron Durable Advantage Fund	881	(881)

As of September 30, 2023, the Funds’ cost of investments and gross unrealized appreciation (depreciation) for U.S. federal income tax purposes were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Cost of investments	$1,343,882,438	$1,256,885,299	$2,226,051,817	$554,810,573

Gross tax unrealized appreciation	3,041,125,309	6,227,962,471	2,120,889,236	461,152,653
Gross tax unrealized depreciation	(16,880,225)	(40,430,521)	(134,363,486)	(21,575,680)

Net tax unrealized appreciation (depreciation)	$3,024,245,084	$6,187,531,950	$1,986,525,750	$439,576,973

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Cost of investments	$296,842,236	$1,116,264,571	$87,625,106

Gross tax unrealized appreciation	196,713,463	259,833,676	16,480,459
Gross tax unrealized depreciation	(28,688,499)	(103,826,841)	(1,039,362)

Net tax unrealized appreciation (depreciation)	$168,024,964	$156,006,835	$15,441,097

As of September 30, 2023, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Undistributed (accumulated) net investment income (loss)	—	—	—	—
Undistributed (accumulated) net realized gain (loss)	158,342,050	125,921,960	129,864,499	—
Qualified late year loss deferral	(23,423,210)	(4,274,250)	(13,058,253)	(5,588,601)
Capital loss carryforwards	—	—	—	(101,204,471)
Net tax unrealized appreciation (depreciation) on investments	3,024,245,084	6,187,531,950	1,986,525,750	439,576,973
Net tax unrealized currency appreciation (depreciation)	—	(255)	—	—
Paid-in capital	1,211,223,358	1,135,410,740	2,111,813,548	666,582,025

Net Assets	$4,370,387,282	$7,444,590,145	$4,215,145,544	$999,365,926

September 30, 2023	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Undistributed (accumulated) net investment income (loss)	—	—	103,028
Undistributed (accumulated) net realized gain (loss)	—	—	—
Qualified late year loss deferral	(2,121,836)	(6,364,874)	—
Capital loss carryforwards	(20,923,823)	(204,220,796)	(2,307,820)
Net tax unrealized appreciation (depreciation) on investments	168,024,964	156,006,835	15,441,097
Net tax unrealized currency appreciation (depreciation)	—	(1,210)	—
Paid-in capital	316,452,511	1,331,290,243	86,973,248

Net Assets	$461,431,816	$1,276,710,198	$100,209,553

At September 30, 2023, the Funds had capital loss carryforwards with no expiration dates, as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund
Short Term	$—	$—	$—	$101,204,471

Long Term	$—	$—	$—	$—

Capital loss carryforward utilized during the year ended September 30, 2023	$5,981,861	$—	$—	$2,870,699

	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Short Term	$20,923,823	$80,337,008	$2,281,054

Long Term	$—	$123,883,788	$26,766

Capital loss carryforward utilized during the year ended September 30, 2023	$—	$—	$203,796

The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 was as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022

Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$—	$—	$445,302,322
Baron Growth Fund	—	382,315,913	—	680,006,310
Baron Small Cap Fund	—	213,007,314	—	592,014,159
Baron Opportunity Fund	—	—	73,101,756	58,101,805
Baron Fifth Avenue Growth Fund	—	—	—	25,601,085
Baron Discovery Fund	—	—	42,606,495	28,500,762
Baron Durable Advantage Fund	—	—	—	157,862

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (ASC Section 740) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50% likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2023, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

Baron Funds	September 30, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

9. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (ASU 2022-03), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (Topic 820). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. The Adviser is currently evaluating the implications, if any, of the additional requirements and their impact on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Management has evaluated events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements and has determined that there were no subsequent events that required adjustment to or disclosure in the financial statements.

September 30, 2023	Baron Funds

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Total expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	77.43	(0.72)	13.73	13.01	0.00	0.00	0.00	90.44	16.80	1.30		(0.80)	1,987.1	5.48

2022	120.59	(0.90)	(33.27)	(34.17)	0.00	(8.99)	(8.99)	77.43	(30.79)	1.29		(0.91)	1,824.8	4.58

2021	99.64	(1.16)	25.50	24.34	0.00	(3.39)	(3.39)	120.59	24.96	1.29	[3]	(1.02)	2,871.7	9.54

2020	82.28	(0.72)	19.58	18.86	0.00	(1.50)	(1.50)	99.64	23.22	1.31		(0.82)	2,498.6	9.28

2019	81.43	(0.56)	6.17	5.61	0.00	(4.76)	(4.76)	82.28	7.82	1.30		(0.73)	2,242.0	11.83

INSTITUTIONAL SHARES

Year Ended September 30,

2023	81.71	(0.52)	14.49	13.97	0.00	0.00	0.00	95.68	17.10	1.05		(0.54)	2,236.6	5.48

2022	126.47	(0.68)	(35.09)	(35.77)	0.00	(8.99)	(8.99)	81.71	(30.61)	1.04		(0.65)	1,968.9	4.58

2021	104.08	(0.91)	26.69	25.78	0.00	(3.39)	(3.39)	126.47	25.29	1.03	[3]	(0.76)	3,108.2	9.54

2020	85.67	(0.52)	20.43	19.91	0.00	(1.50)	(1.50)	104.08	23.53	1.05		(0.57)	2,505.4	9.28

2019	84.36	(0.38)	6.45	6.07	0.00	(4.76)	(4.76)	85.67	8.11	1.05		(0.48)	1,979.7	11.83

R6 SHARES

Year Ended September 30,

2023	81.70	(0.52)	14.47	13.95	0.00	0.00	0.00	95.65	17.07	1.05		(0.55)	146.7	5.48

2022	126.45	(0.67)	(35.09)	(35.76)	0.00	(8.99)	(8.99)	81.70	(30.61)	1.04		(0.65)	132.5	4.58

2021	104.07	(0.91)	26.68	25.77	0.00	(3.39)	(3.39)	126.45	25.28	1.04	[3]	(0.76)	185.8	9.54

2020	85.65	(0.52)	20.44	19.92	0.00	(1.50)	(1.50)	104.07	23.55	1.05		(0.57)	147.3	9.28

2019	84.35	(0.38)	6.44	6.06	0.00	(4.76)	(4.76)	85.65	8.09	1.05		(0.47)	109.0	11.83

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distribution, if any.
[3]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	51

Baron Funds	September 30, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Total expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	80.38	(0.22)	15.52	15.30	0.00	(5.13)	(5.13)	90.55	19.17		1.30	[3]	(0.24)	2,211.7	2.11

2022	117.64	(0.35)	(27.94)	(28.29)	0.00	(8.97)	(8.97)	80.38	(26.31)		1.30	[3]	(0.36)	2,015.6	0.44

2021	90.65	(0.81)	32.65	31.84	0.00	(4.85)	(4.85)	117.64	36.19	[4]	1.29	[5]	(0.75)	3,041.4	1.37

2020	78.95	(0.35)	15.10	14.75	0.00	(3.05)	(3.05)	90.65	19.08		1.30	[5]	(0.44)	2,535.3	1.63

2019	80.68	(0.16)	3.56	3.40	0.00	(5.13)	(5.13)	78.95	5.09		1.29	[5]	(0.21)	2,507.0	1.93

INSTITUTIONAL SHARES

Year Ended September 30,

2023	84.34	0.01	16.30	16.31	0.00	(5.13)	(5.13)	95.52	19.48		1.05	[3]	0.01	5,007.2	2.11

2022	122.73	(0.10)	(29.32)	(29.42)	0.00	(8.97)	(8.97)	84.34	(26.12)		1.04	[3]	(0.10)	4,073.5	0.44

2021	94.15	(0.56)	33.99	33.43	0.00	(4.85)	(4.85)	122.73	36.55	[4]	1.03	[5]	(0.50)	5,934.8	1.37

2020	81.69	(0.16)	15.67	15.51	0.00	(3.05)	(3.05)	94.15	19.38		1.04	[5]	(0.20)	4,608.4	1.63

2019	83.09	0.03	3.70	3.73	0.00	(5.13)	(5.13)	81.69	5.36		1.04	[5]	0.03	4,150.9	1.93

R6 SHARES

Year Ended September 30,

2023	84.35	0.01	16.30	16.31	0.00	(5.13)	(5.13)	95.53	19.48		1.05	[3]	0.01	225.7	2.11

2022	122.75	(0.11)	(29.32)	(29.43)	0.00	(8.97)	(8.97)	84.35	(26.13)		1.04	[3]	(0.10)	169.1	0.44

2021	94.16	(0.56)	34.00	33.44	0.00	(4.85)	(4.85)	122.75	36.56	[4]	1.03	[5]	(0.50)	225.8	1.37

2020	81.70	(0.17)	15.68	15.51	0.00	(3.05)	(3.05)	94.16	19.38		1.04	[5]	(0.20)	167.8	1.63

2019	83.10	0.00 [6]	3.73	3.73	0.00	(5.13)	(5.13)	81.70	5.36		1.04	[5]	0.00 [7]	131.6	1.93

[1]	Based on average shares outstanding.
[2]	Total returns reflect investment of all dividends and distributions, if any.
[3]	Includes interest expense of 0.01%.
[4]

The Adviser made a voluntary payment to the Fund in the amount of $739,525 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by 0.01%.

[5]	Includes interest expense of less than 0.01%.
[6]	Less than $0.01 per share.
[7]	Less than 0.01%.

52	See Notes to Financial Statements.

September 30, 2023	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:		Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Total expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	24.98	(0.15)	4.38	4.23	0.00	(1.45)	(1.45)	27.76	17.42 [3]	1.31	(0.56)	1,187.8	10.47

2022	40.67	(0.23)	(10.74)	(10.97)	0.00	(4.72)	(4.72)	24.98	(30.93)	1.30	(0.72)	1,135.1	16.83

2021	35.06	(0.16)	9.89	9.73	0.00	(4.12)	(4.12)	40.67	29.77	1.29	(0.40)	1,829.5	15.70

2020	29.44	(0.29)	8.73	8.44	0.00	(2.82)	(2.82)	35.06	30.60	1.31	(0.98)	1,511.3	16.93

2019	33.68	(0.27)	(1.36)	(1.63)	0.00	(2.61)	(2.61)	29.44	(4.17)	1.31	(0.95)	1,451.9	13.44

INSTITUTIONAL SHARES

Year Ended September 30,

2023	26.74	(0.09)	4.70	4.61	0.00	(1.45)	(1.45)	29.90	17.71 [3]	1.05	(0.31)	2,821.0	10.47

2022	43.12	(0.15)	(11.51)	(11.66)	0.00	(4.72)	(4.72)	26.74	(30.76)	1.04	(0.44)	2,613.0	16.83

2021	36.86	(0.06)	10.44	10.38	0.00	(4.12)	(4.12)	43.12	30.11	1.03	(0.15)	3,214.2	15.70

2020	30.74	(0.23)	9.17	8.94	0.00	(2.82)	(2.82)	36.86	30.96	1.05	(0.74)	2,724.6	16.93

2019	34.95	(0.21)	(1.39)	(1.60)	0.00	(2.61)	(2.61)	30.74	(3.91)	1.05	(0.69)	2,267.3	13.44

R6 SHARES

Year Ended September 30,

2023	26.73	(0.09)	4.70	4.61	0.00	(1.45)	(1.45)	29.89	17.71 [3]	1.06	(0.31)	206.3	10.47

2022	43.10	(0.14)	(11.51)	(11.65)	0.00	(4.72)	(4.72)	26.73	(30.75)	1.04	(0.41)	184.4	16.83

2021	36.85	(0.06)	10.43	10.37	0.00	(4.12)	(4.12)	43.10	30.09	1.04	(0.16)	272.8	15.70

2020	30.73	(0.23)	9.17	8.94	0.00	(2.82)	(2.82)	36.85	30.97	1.05	(0.74)	218.5	16.93

2019	34.94	(0.21)	(1.39)	(1.60)	0.00	(2.61)	(2.61)	30.73	(3.91)	1.05	(0.70)	161.9	13.44

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]

The Adviser made a voluntary payment to the Fund in the amount of $573 to compensate the Fund for a loss incurred due to a trading error. The impact of this payment increased the Fund’s total return by less than 0.01%.

See Notes to Financial Statements.	53

Baron Funds	September 30, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Total expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	24.72	(0.27)	6.22	5.95	0.00	0.00	0.00	30.67	24.07	1.32	[3]	(0.96)	497.4	23.29

2022	43.49	(0.39)	(14.78)	(15.17)	0.00	(3.60)	(3.60)	24.72	(38.38)	1.31	[3]	(1.15)	448.5	30.75

2021	35.11	(0.49)	11.65	11.16	0.00	(2.78)	(2.78)	43.49	33.58	1.31	[3]	(1.19)	866.5	38.74

2020	21.53	(0.30)	15.56	15.26	0.00	(1.68)	(1.68)	35.11	75.25	1.34	[3]	(1.14)	644.9	42.52

2019	22.02	(0.22)	0.66	0.44	0.00	(0.93)	(0.93)	21.53	2.51	1.34	[3]	(1.07)	302.6	37.10

INSTITUTIONAL SHARES

Year Ended September 30,

2023	26.24	(0.21)	6.61	6.40	0.00	0.00	0.00	32.64	24.39	1.06	[3]	(0.70)	473.2	23.29

2022	45.85	(0.32)	(15.69)	(16.01)	0.00	(3.60)	(3.60)	26.24	(38.23)	1.05	[3]	(0.90)	375.3	30.75

2021	36.79	(0.41)	12.25	11.84	0.00	(2.78)	(2.78)	45.85	33.91	1.05	[3]	(0.93)	711.4	38.74

2020	22.42	(0.25)	16.30	16.05	0.00	(1.68)	(1.68)	36.79	75.82	1.08	[3]	(0.88)	409.5	42.52

2019	22.83	(0.18)	0.70	0.52	0.00	(0.93)	(0.93)	22.42	2.78	1.09	[3]	(0.82)	94.4	37.10

R6 SHARES

Year Ended September 30,

2023	26.27	(0.21)	6.61	6.40	0.00	0.00	0.00	32.67	24.36	1.07	[3]	(0.70)	28.8	23.29

2022	45.90	(0.32)	(15.71)	(16.03)	0.00	(3.60)	(3.60)	26.27	(38.23)	1.05	[3]	(0.89)	23.4	30.75

2021	36.82	(0.41)	12.27	11.86	0.00	(2.78)	(2.78)	45.90	33.94	1.05	[3]	(0.93)	36.1	38.74

2020	22.45	(0.24)	16.29	16.05	0.00	(1.68)	(1.68)	36.82	75.71	1.08	[3]	(0.87)	25.7	42.52

2019	22.86	(0.18)	0.70	0.52	0.00	(0.93)	(0.93)	22.45	2.78	1.08	[3]	(0.81)	14.5	37.10

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Includes interest expense of less than 0.01%.

54	See Notes to Financial Statements.

September 30, 2023	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	28.73	(0.28)	7.23	6.95	0.00	0.00	0.00	35.68	24.19	[3]	1.06	[4]	1.01	[4]	(0.88)	103.0	13.38

2022	55.33	(0.39)	(24.49)	(24.88)	0.00	(1.72)	(1.72)	28.73	(46.49)[3,5]		1.03	[6]	1.00	[6]	(0.92)	84.2	37.41

2021	46.62	(0.46)	9.35	8.89	0.00	(0.18)	(0.18)	55.33	19.13	[3]	1.02		1.00		(0.88)	187.8	15.87

2020	32.10	(0.26)	15.77	15.51	0.00	(0.99)	(0.99)	46.62	49.56	[3]	1.05		1.00		(0.70)	176.9	11.57

2019	31.02	0.07	1.01	1.08	0.00	0.00	0.00	32.10	3.48	[3]	1.06		1.00		0.23	115.5	21.24

INSTITUTIONAL SHARES

Year Ended September 30,

2023	29.60	(0.21)	7.47	7.26	0.00	0.00	0.00	36.86	24.53	[3]	0.78	[4]	0.76	[4]	(0.63)	332.9	13.38

2022	56.82	(0.29)	(25.21)	(25.50)	0.00	(1.72)	(1.72)	29.60	(46.35)[3,5]		0.76	[6]	0.75	[6]	(0.68)	281.8	37.41

2021	47.75	(0.34)	9.59	9.25	0.00	(0.18)	(0.18)	56.82	19.44	[3]	0.75		0.75		(0.63)	609.8	15.87

2020	32.80	(0.17)	16.15	15.98	(0.04)	(0.99)	(1.03)	47.75	49.93	[3]	0.78		0.75		(0.45)	350.5	11.57

2019	31.62	0.17	1.01	1.18	0.00	0.00	0.00	32.80	3.73	[3]	0.80		0.75		0.56	170.4	21.24

R6 SHARES

Year Ended September 30,

2023	29.61	(0.21)	7.46	7.25	0.00	0.00	0.00	36.86	24.49	[3]	0.78	[4]	0.76	[4]	(0.63)	25.5	13.38

2022	56.84	(0.29)	(25.22)	(25.51)	0.00	(1.72)	(1.72)	29.61	(46.36)[3,5]		0.76	[6]	0.75	[6]	(0.68)	21.1	37.41

2021	47.76	(0.34)	9.60	9.26	0.00	(0.18)	(0.18)	56.84	19.45	[3]	0.75		0.75		(0.63)	39.6	15.87

2020	32.81	(0.17)	16.15	15.98	(0.04)	(0.99)	(1.03)	47.76	49.92	[3]	0.78		0.75		(0.45)	33.1	11.57

2019	31.63	0.17	1.01	1.18	0.00	0.00	0.00	32.81	3.73	[3]	0.79		0.75		0.54	22.5	21.24

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Includes interest expense of 0.01%.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $2,806 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[6]	Includes interest expense of less than 0.01%.

See Notes to Financial Statements.	55

Baron Funds	September 30, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON DISCOVERY FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Gross expenses (%)	Net expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	22.27	(0.22)	2.23	2.01	0.00	0.00	0.00	24.28	9.03	1.33	1.33	(0.90)	131.6	34.45

2022	36.93	(0.32)	(13.05)	(13.37)	0.00	(1.29)	(1.29)	22.27	(37.47)	1.32	1.32	(1.11)	146.9	40.64

2021	28.17	(0.43)	10.25	9.82	0.00	(1.06)	(1.06)	36.93	35.61	1.31	1.31	(1.20)	270.3	36.52

2020	19.41	(0.24)	9.03	8.79	0.00	(0.03)	(0.03)	28.17	45.33	1.35	1.35	(1.09)	165.2	43.36

2019	23.77	(0.22)	(2.64)	(2.86)	0.00	(1.50)	(1.50)	19.41	(11.93)[3]	1.36	1.35	(1.10)	122.7	55.94

INSTITUTIONAL SHARES

Year Ended September 30,

2023	22.80	(0.16)	2.27	2.11	0.00	0.00	0.00	24.91	9.25	1.06	1.06	(0.64)	1,098.7	34.45

2022	37.68	(0.25)	(13.34)	(13.59)	0.00	(1.29)	(1.29)	22.80	(37.31)	1.06	1.06	(0.84)	955.6	40.64

2021	28.65	(0.35)	10.44	10.09	0.00	(1.06)	(1.06)	37.68	35.97	1.05	1.05	(0.94)	1,721.2	36.52

2020	19.68	(0.19)	9.19	9.00	0.00	(0.03)	(0.03)	28.65	45.77	1.08	1.08	(0.82)	759.2	43.36

2019	24.03	(0.18)	(2.67)	(2.85)	0.00	(1.50)	(1.50)	19.68	(11.75)	1.10	1.10	(0.88)	409.4	55.94

R6 SHARES

Year Ended September 30,

2023	22.80	(0.16)	2.28	2.12	0.00	0.00	0.00	24.92	9.30	1.06	1.06	(0.64)	46.4	34.45

2022	37.68	(0.24)	(13.35)	(13.59)	0.00	(1.29)	(1.29)	22.80	(37.30)	1.06	1.06	(0.85)	41.3	40.64

2021	28.65	(0.35)	10.44	10.09	0.00	(1.06)	(1.06)	37.68	35.97	1.05	1.05	(0.94)	38.1	36.52

2020	19.68	(0.19)	9.19	9.00	0.00	(0.03)	(0.03)	28.65	45.77	1.08	1.08	(0.83)	15.3	43.36

2019	24.03	(0.18)	(2.67)	(2.85)	0.00	(1.50)	(1.50)	19.68	(11.75)	1.09	1.09	(0.88)	6.8	55.94

[1]	Based on average shares outstanding.
[2]	Total returns reflect investment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

56	See Notes to Financial Statements.

September 30, 2023	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON DURABLE ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended September 30,

2023	14.66	(0.00)[5]	4.89	4.89	0.00	0.00	0.00	19.55	33.36	[3]	1.40		0.95	(0.02)	16.6	1.93

2022	18.47	(0.04)	(3.71)	(3.75)	0.00	(0.06)	(0.06)	14.66	(20.39)[3]		1.49	[4]	0.95	(0.23)	7.6	42.09

2021	14.47	(0.05)	4.06	4.01	(0.01)	0.00	(0.01)	18.47	27.70	[3]	1.91		0.95	(0.29)	9.8	10.58

2020	11.77	(0.00)[5]	2.72	2.72	(0.02)	0.00	(0.02)	14.47	23.10	[3]	2.80		0.95	(0.01)	4.0	16.55

2019	10.74	0.03	1.03	1.06	(0.03)	0.00	(0.03)	11.77	9.97	[3]	6.22		0.95	0.25	1.9	13.23

INSTITUTIONAL SHARES

Year Ended September 30,

2023	14.82	0.04	4.96	5.00	0.00	0.00	0.00	19.82	33.74	[3]	1.00		0.70	0.22	78.7	1.93

2022	18.63	0.01	(3.76)	(3.75)	0.00	(0.06)	(0.06)	14.82	(20.21)[3]		1.10	[4]	0.70	0.03	23.6	42.09

2021	14.56	(0.01)	4.09	4.08	(0.01)	0.00	(0.01)	18.63	28.01	[3]	1.48		0.70	(0.05)	27.1	10.58

2020	11.82	0.03	2.73	2.76	(0.02)	0.00	(0.02)	14.56	23.34	[3]	2.40		0.70	0.22	8.0	16.55

2019	10.76	0.06	1.03	1.09	(0.03)	0.00	(0.03)	11.82	10.23	[3]	4.91		0.70	0.52	4.7	13.23

R6 SHARES

Year Ended September 30,

2023	14.82	0.04	4.96	5.00	0.00	0.00	0.00	19.82	33.74	[3]	1.01		0.70	0.23	4.9	1.93

2022	18.63	0.00 [5]	(3.75)	(3.75)	0.00	(0.06)	(0.06)	14.82	(20.21)[3]		1.07	[4]	0.70	0.02	3.5	42.09

2021	14.56	(0.01)	4.09	4.08	(0.01)	0.00	(0.01)	18.63	28.01	[3]	1.47		0.70	(0.04)	4.3	10.58

2020	11.82	0.03	2.73	2.76	(0.02)	0.00	(0.02)	14.56	23.34	[3]	1.93		0.70	0.23	2.5	16.55

2019	10.75	0.06	1.04	1.10	(0.03)	0.00	(0.03)	11.82	10.34	[3]	4.65		0.70	0.53	0.5	13.23

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Includes interest expense of less than 0.01%.
[5]	Less than $0.01 per share

See Notes to Financial Statements.	57

Baron Funds	September 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Investment Funds Trust and Shareholders of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund (constituting the Baron Investment Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, portfolio companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

September 30, 2023	Baron Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted a liquidity risk management program (the “LRMP”) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk—i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of each Fund’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Fund does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4 and in the LRMP, the “HLIM”) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Fund would have invested more than 15% of its net assets in illiquid investments; and (5) if the Funds reserve the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Funds will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Adviser to administer the LRMP (the “Program Administrator”). The Program Administrator has delegated its responsibilities to a Liquidity Risk Management Committee (the “LRM Committee”), comprised of a cross-functional group of key representatives from various departments of the Program Administrator, including Operations; Accounting; Legal and Compliance; Trading; and Portfolio and Risk Analytics. In addition, the Trust has contracted with a third party liquidity assessment vendor to support the classification of Fund investments.

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in May 2023 (the “Annual Report”).

The Annual Report states that the Adviser, as the Program Administrator, acting primarily through the LRM Committee, has assessed the operation of the LRMP and believes that the LRMP is adequate and effective in its implementation. The Program Administrator and the LRM Committee initially determined that each Fund primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that no Fund needs to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, no Fund has breached its limit on illiquid investments.

Baron Funds	September 30, 2023

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2023 are listed below.

During the fiscal year ended September 30, 2023, the Funds’ distributions to shareholders included:

Fund	Ordinary	Long-Term Capital Gain[1,2]

Baron Asset Fund	$—	$—

Baron Growth Fund	—	382,315,913

Baron Small Cap Fund	—	213,007,314

Baron Opportunity Fund	—	—

Baron Fifth Avenue Growth Fund	—	—

Baron Discovery Fund	—	—

Baron Durable Advantage Fund	—	—

[1]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to The Tax Cuts and Jobs Act of 2017.
[2]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax return for the calendar year ending December 31, 2023 will be listed on the Form 1099-DIV, which will be mailed to you in January 2024.

September 30, 2023	Baron Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2023 and held for the six months ended September 30, 2023.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20231

	Actual Total Return	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	(1.07)%	$1,000.00	$989.30		1.30%	$6.48
Baron Asset Fund — Institutional Shares	(0.94)%	$1,000.00	$990.60		1.05%	$5.24
Baron Asset Fund — R6 Shares	(0.94)%	$1,000.00	$990.60		1.05%	$5.24
Baron Growth Fund — Retail Shares	(1.17)%	$1,000.00	$988.30		1.29%	$6.43
Baron Growth Fund — Institutional Shares	(1.05)%	$1,000.00	$989.50		1.04%	$5.19
Baron Growth Fund — R6 Shares	(1.05)%	$1,000.00	$989.50		1.04%	$5.19
Baron Small Cap Fund — Retail Shares	3.04%	$1,000.00	$1,030.40		1.31%	$6.67
Baron Small Cap Fund — Institutional Shares	3.17%	$1,000.00	$1,031.70		1.06%	$5.40
Baron Small Cap Fund — R6 Shares	3.18%	$1,000.00	$1,031.80		1.06%	$5.40
Baron Opportunity Fund — Retail Shares	10.32%	$1,000.00	$1,103.20		1.31%	$6.91
Baron Opportunity Fund — Institutional Shares	10.46%	$1,000.00	$1,104.60		1.06%	$5.59
Baron Opportunity Fund — R6 Shares	10.45%	$1,000.00	$1,104.50		1.06%	$5.59
Baron Fifth Avenue Growth Fund — Retail Shares	11.81%	$1,000.00	$1,118.10	[3]	1.00%[4]	$5.31
Baron Fifth Avenue Growth Fund — Institutional Shares	11.97%	$1,000.00	$1,119.70	[3]	0.75%[4]	$3.99
Baron Fifth Avenue Growth Fund — R6 Shares	11.97%	$1,000.00	$1,119.70	[3]	0.75%[4]	$3.99
Baron Discovery Fund — Retail Shares	(2.10)%	$1,000.00	$979.00		1.32%	$6.55
Baron Discovery Fund — Institutional Shares	(1.97)%	$1,000.00	$980.30		1.06%	$5.26
Baron Discovery Fund — R6 Shares	(1.97)%	$1,000.00	$980.30		1.06%	$5.26
Baron Durable Advantage Fund — Retail Shares	9.89%	$1,000.00	$1,098.90	[3]	0.95%[4]	$5.00
Baron Durable Advantage Fund — Institutional Shares	10.05%	$1,000.00	$1,100.50	[3]	0.70%[4]	$3.69
Baron Durable Advantage Fund — R6 Shares	10.05%	$1,000.00	$1,100.50	[3]	0.70%[4]	$3.69

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after fee waiver and would have been lower if a portion of the fee had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Funds	September 30, 2023

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2023

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023		Annualized Expense Ratio	Expenses Paid During the Period[1]
Baron Asset Fund — Retail Shares	5.00%	$1,000.00	$1,018.55		1.30%	$6.58
Baron Asset Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Asset Fund — R6 Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.29%	$6.53
Baron Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Small Cap Fund — Retail Shares	5.00%	$1,000.00	$1.018.50		1.31%	$6.63
Baron Small Cap Fund — Institutional Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Small Cap Fund — R6 Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Opportunity Fund — Retail Shares	5.00%	$1,000.00	$1,018.50		1.31%	$6.63
Baron Opportunity Fund — Institutional Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Opportunity Fund — R6 Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Fifth Avenue Growth Fund — Retail Shares	5.00%	$1,000.00	$1,020.05	[2]	1.00%[3]	$5.06
Baron Fifth Avenue Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,021.31	[2]	0.75%[3]	$3.80
Baron Fifth Avenue Growth Fund — R6 Shares	5.00%	$1,000.00	$1,021.31	[2]	0.75%[3]	$3.80
Baron Discovery Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.32%	$6.68
Baron Discovery Fund — Institutional Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Discovery Fund — R6 Shares	5.00%	$1,000.00	$1,019.75		1.06%	$5.37
Baron Durable Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,020.31	[2]	0.95%[3]	$4.81
Baron Durable Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,021.56	[2]	0.70%[3]	$3.55
Baron Durable Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,021.56	[2]	0.70%[3]	$3.55

[1]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[2]	Ending account value assumes the return earned after fee waiver and would have been lower if a portion of the fee had not been waived.
[3]	Annualized expense ratios are adjusted to reflect fee waiver.

September 30, 2023	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 16, 2023 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees and total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three-, five- and ten-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

The Board concluded that the advisory fee for each Fund was supported by the entirety of the presentation and particularly in light of the services provided as discussed at this meeting.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

Baron Funds	September 30, 2023

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, BaronFunds.com.

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron (1943)(2),(3)	Chief Executive Officer, Trustee and Portfolio Manager	36 years	Director, Chairman and CEO: the Firm* (1982-Present); CEO, Trustee and Portfolio Manager: Baron Investment Funds Trust (1987-Present); CEO, Trustee and Portfolio Manager: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund Ltd. (1994-Present).	19	None

Linda S. Martinson (1955)(2),(3)	Chairman, President, Chief Operating Officer and Trustee	36 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm* (2006-Present); Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund Ltd. (2006-Present); Director: Baron Emerging Markets Fund Ltd. (2016-Present).	19	None

Peggy C. Wong (1961)(2)	Vice President, Chief Financial Officer and Trustee	36 years	Trustee (2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund Ltd. (1994-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	19	None
Independent Trustees

Thomas J. Folliard (1965)(4),(5),(6)	Trustee	5 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present)

Abraham (Avi) Nachmany (1952)(5),(6)	Trustee	3 years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2019-2020). Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present)	19	None

Raymond Noveck (1943)(4),(5),(6)	Lead Trustee	36 years	Private Investor (1999-Present); Lead Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

Anita James Rival (1964)(5),(6)	Trustee	9 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19

Director: Golub Capital BDC, Inc. (2011-Present); Director: Golub Capital BDC 3, Inc. (2017-Present); Director: Golub Capital BDC 4, Inc. (2021-Present); Director: Golub Capital Direct Lending Corporation (2020-Present); Golub Capital Direct Lending Unlevered Corporation (2021-Present)

David A. Silverman, MD (1950)(5),(6)	Trustee	36 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

September 30, 2023	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Marvelle Sullivan (1979)(5),(6)	Trustee	3 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2/2020-5/2020). Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None

Errol Taylor (1955)(5),(6)	Trustee	2 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust and Baron Select Funds (2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present)

Alejandro (Alex) Yemenidjian (1955)(4),(5),(6)	Trustee	17 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)
Additional Officers of the Funds

Louis Beasley (1970)	Vice President and Chief Compliance Officer	8 years	Vice President and Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd. (2014-Present), Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present).	N/A	N/A

Clifford Greenberg (1959)	Senior Vice President and Co-Chief Investment Officer	26 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino (1968)	Vice President, Chief Legal Officer and Secretary	15 years	Vice President, General Counsel and Secretary: the Firm* (2007-Present); Vice President, Chief Legal Officer and Secretary: Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

Andrew Peck (1969)	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

Christopher Snively (1984)	Treasurer	<1 year	Vice President: the Firm* (2023-Present); Treasurer: Baron Investment Funds Trust, Baron Select Funds (2023-Present); Chief Financial Officer: The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Return and Income Fund, Inc. (2016-2023); Director: Lazard Asset Management LLC (2021-2023, previously Senior Vice President).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	The address of each Trustee and Officer of the Funds is 767 Fifth Avenue, New York, NY 10153.
(2)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(3)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(4)	Members of the Audit Committee.
(5)	Members of the Nominating Committee.
(6)	Members of the Independent Trustees Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

BaronFunds.com

SEPTEMBER 30

ANNUAL BIFT 9/30/2023

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee, Raymond Noveck, Alex Yemenidjian, and Thomas J. Folliard. Mr. Noveck, Mr. Yemenidjian, and Mr. Folliard are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2023 and September 30, 2022:

(a)

Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

Historical Tables Create Link Copy Table Download

	2023	2022
Baron Investment Funds Trust	$401,264	$360,142

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

Historical Tables Create Link Copy Table Download

	2023	2022
Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

Historical Tables Create Link Copy Table Download

	2023	2022
Baron Investment Funds Trust	$100,904	$97,629

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

Historical Tables Create Link Copy Table Download

	2023	2022
Baron Investment Funds Trust	$0	$0

e)

Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2023: $37,822

2022: $35,000

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Raymond Noveck, Alex Yemenidjian, and Thomas J. Folliard.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: December 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: December 1, 2023

By:	/s/ Christopher Snively
Christopher Snively
Funds Treasurer

Date: December 1, 2023